UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-7987

Dean Family of Funds
(Exact name of registrant as specified in charter)

2480 Kettering Tower
Dayton, OH                                           45423
(Address of principal executive offices)             (Zip code)

Freddie Jacobs
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code:  800-327-3656

Date of fiscal year end:   3/31

Date of reporting period:  3/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Reports to Stockholders.

                           DEAN INVESTMENT ASSOCIATES
                           --------------------------
                                 DEAN FAMILY OF FUNDS




                              LARGE CAP VALUE FUND


                              SMALL CAP VALUE FUND


                                 BALANCED FUND


                               INTERNATIONAL FUND












                                 ANNUAL REPORT


                                 MARCH 31, 2005

CHAIRMAN AND PRESIDENT'S LETTER
--------------------------------------------------------------------------------



TO INVESTORS IN THE DEAN FAMILY OF FUNDS:

Thank you for choosing the Dean Family of Funds to help you achieve your investment objectives. We are true value managers and continue to emphasize our conservative, risk averse investment philosophy. We believe the stock market over time rewards investors for adhering to a disciplined, research-intensive value investment strategy.

Following this letter are individual reports from our Portfolio Management Team that provide insights into the investment discipline and holdings for each of our Dean Funds.

MARKET OUTLOOK

Overall, while the current expansion has passed its third "birthday", we believe the domestic economy's foundations are sound and capable of sustaining healthy growth into the foreseeable future. Growth should be tempered, but still in line with long-term averages.

With a general backdrop of solid growth in the economy and profits, we believe equity valuations overall appear fair. In this context, successful investors must consider the now significant run in equities over an extended period combined with the implications of the meaningful elevation in energy prices and the trend toward rising interest rates. This again emphasizes the importance of selectivity in investment in stocks. With such an environment, it again appears that our focused, multifaceted valuation methodology should help you attain your financial goals.

Short term developments in interest rates will likely remain volatile. Nonetheless, it still appears reasonable to expect an upward trend in market rates over the longer term. At a minimum, given the solid economic backdrop, we believe there will be additional measured increases in the Fed Funds rate. Further, the uptrend could be more pronounced should the Fed be forced to respond to inflationary pressures that prove to be more extensive. Such conditions continue to argue for a conservative approach to investment in fixed income securities.






Dennis D. Dean                                             Stephen M. Miller
Chairman of the Board and Chief Executive Officer          President
C.H. Dean & Associates, Inc.                               Dean Family of Funds

DEAN LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Dean Large Cap Value Fund's Class A shares posted a return of 7.61%* for the year ended March 31, 2005. The Russell 1000 Value Index posted a return of 13.17% for the same period.

The period was marked by a rally extending from mid-August through the end of 2004. Continued economic growth and the delivery of greater than anticipated corporate profits combined with low long-term interest rates to fuel the rally. During the first quarter of 2005, the market bifurcated into two segments, with energy stocks leading performance during 2005, while all other economic sectors lagged the benchmark. During these periods, the fund underperformed its benchmark. Marsh & McLennan and Pfizer were a relative drag on the portfolio during 2004, while IBM, AIG and Fannie Mae lagged during 2005. The fund's underweighting in energy stocks also contributed to underperformance relative to the benchmark with most of the shortfall occuring during the first quarter of 2005. Strong appreciation in several positions partially offset the underperforming stocks: Transocean benefited from strong utilization and day rates for their oil drilling equipment; Norfolk Southern experienced solid growth in volumes across their rail network; and Masco's earnings were driven by the continuation of strong growth in home building in the United States.

OUTLOOK

Our  philosophy  on investing  remains to manage  portfolios  in a  conservative manner  predicated on the basic tenants of value  investing.  In the year ahead, our disciplined opportunistic value approach to buying leaders in their industries below intrinsic value with an identifiable catalyst should enable us to keep pace with the upward trends in the market. More importantly, our multi-faceted approach to valuing stocks, being diversified across the value spectrum as well as diversified across economic sectors should enable our portfolios to defend in downturns. Each stock we add to the portfolio undergoes rigorous, organic fundamental analysis and is anticipated to outperform regardless of market conditions. We have confidence in our process because we are consistent in our approach to opportunistically buying below intrinsic value, investing in financially strong companies with a catalyst for growth above Wall Street expectations.

* Return shown without effect of any sales charges.

      COMPARISON OF THE CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        DEAN LARGE CAP VALUE FUND - CLASS A*, THE RUSSELL 1000 INDEX AND
                          THE RUSSELL 1000 VALUE INDEX
                                  (UNAUDITED)

                  Dean Large Cap        Russell 1000       Russell 1000
                   Fund, Class A            Index           Value Index

    3/31/1997
    5/28/1997                   9,478.67          10,000.00       10,000.00
    3/31/1998                 11,764.50           13,252.00       13,478.40
    3/31/1999                 10,414.41           15,460.27       14,157.94
    3/31/2000                 10,870.26           18,736.60       15,054.93
    3/31/2001                 11,851.68           14,474.58       15,095.43
    3/31/2002                 11,871.90           14,600.71       15,757.48
    3/31/2003                   7,301.90          11,021.65       12,166.30
    3/31/2004                 10,793.12           15,030.23       17,132.44
    3/31/2005                 11,614.58           16,118.61       19,388.51

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                               AVERAGE ANNUAL TOTAL RETURNS**

                 ONE YEAR      FIVE YEAR      SINCE INCEPTION*

Class A            2.00%         0.24%             1.93%

Class C            5.80%         0.57%             0.65%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                  ONE YEAR       FIVE YEAR     SINCE INCEPTION*

Class A            7.61%           1.33%            2.62%

Class C            6.87%           0.57%            0.65%

DEAN SMALL CAP VALUE FUND

PERFORMANCE REVIEW

The year ended March 31, 2005 appears to have been a year where earnings were given an opportunity to catch up with the previous two years of dramatic gains that Small Cap stocks experienced. It turned out to be a year filled with conflicting data, wide fluctuations in oil prices and a long awaited pause in the strength of Small Cap financials.

For the fiscal year ended March 31, 2005, the return for the Dean Small Cap Value Fund's class A shares was 11.56%*. The Russell 2000 Value Index returned 9.79% for this same period. Most of the fund's yearly return was gained in the fourth quarter of '04. Otherwise, it was a fairly uneventful year in terms of appreciation and market fluctuations.

Oil was the overriding market influence in the year past. As oil prices rose, stock returns were relatively flat. For the brief period where oil declined, the Small Cap Index appreciated better than 13% in that one quarter, giving the index all of its return for the year. For the first time in several years, being light in financials benefited performance. For the first time in many years, too, it became increasingly more difficult to discern a clear market trend (other than oil was the place to be for most of the year).

Staying with our opportunistic style of focusing on industry leaders, strong financial characteristics and investing below intrinsic value proved to be effective in defending in the market downdrafts during the course of the year.

The companies enabling our portfolios to outperform in the year past were not found concentrated in any one industry or sector. In fact, we had big winners and disappointments in every sector. Our biggest winners were in the industrial and chemical areas with Crompton and Grief, both more than doubling in the year. Both companies exceeded our expectations as Wall Street embraced the catalysts imbedded in the stocks to a greater extent than we had anticipated. The same can be said for a few technology names we held: Comtech and Q-Logic. We were able to keep pace with the energy sector with strong performers such as Gulfmark
Offshore. A few retailers who we thought had run their course found a second wind and appreciated beyond original price targets, K-Swiss and Quiksilver being two of the names. Likewise, we had strong performers in other consumer areas, such as Playtex, where the company's new CEO and restructuring efforts have begun to show benefits.

This out performance was dampened by weakness in commodity-oriented raw materials companies like Coeur D' Aline and Pope & Talbot, airlines such as Airtran, and semiconductor companies like Zoran, Vishay and Cymer. We are still very positive about the long-term prospects for these companies despite the near-term weakness in their respective outlooks.



OUTLOOK

Our philosophy on investing remains the same: invest below intrinsic value and provide competitive returns with lower volatility. In the year ahead, our disciplined, opportunistic value approach to buying leaders in their industries at the right price with an identifiable catalyst should continue to serve our clients well. More importantly, our multi-faceted approach to valuing stocks, being diversified across the value spectrum as well as diversified across economic sectors should give our performance a smoother ride than typically is found in Small Cap value portfolios. Each stock we add to the portfolio undergoes rigorous, organic fundamental analysis and is anticipated to outperform regardless of market conditions.

* Return shown without effect of any sales charges.

      COMPARISON OF THE CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
      DEAN SMALL CAP VALUE FUND - CLASS A*, THE RUSSELL 2000 INDEX AND THE
                            RUSSELL 2000 VALUE INDEX
                                  (UNAUDITED)

                  Dean Small Cap        Russell 2000       Russell 2000
                   Fund, Class A            Index           Value Index

    3/31/1997
    5/28/1997                   9,478.67          10,000.00       10,000.00
    3/31/1998                 12,688.11           12,845.58       13,173.86
    3/31/1999                   9,720.49          10,757.50       10,271.65
    3/31/2000                   9,658.84          14,769.35       11,633.18
    3/31/2001                 11,307.86           12,505.53       13,896.36
    3/31/2002                 14,573.66           14,254.25       17,195.77
    3/31/2003                 10,458.48           10,410.67       13,193.65
    3/31/2004                 16,328.38           17,055.99       21,701.79
    3/31/2005                 18,216.15           17,979.07       23,825.56

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                         AVERAGE ANNUAL TOTAL RETURNS**

                  One Year      Five Year      Since Inception*

Class A            5.68%         12.30%             7.94%

Class C            10.49%        13.17%             7.10%


* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:


                 ONE YEAR       FIVE YEAR      SINCE INCEPTION*

Class A           11.56%         13.53%            8.68%

Class C           11.61%         13.17%            7.10%

DEAN BALANCED FUND

PERFORMANCE REVIEW

The Dean Balanced Fund's Class A shares posted a return of 4.65%* for the year ended March 31, 2005. The Russell 1000 Value Index posted a return of 13.17% for the same period, and the Lehman Brothers Intermediate Corporate/Government Bond Index posted a return of -0.32% for the same period.

The period was marked by an equity market rally extending from mid-August through the end of 2004. Continued economic growth and the delivery of greater than anticipated corporate profits combined with low long-term interest rates to fuel the equity rally. During the first quarter of 2005, the market bifurcated into two segments, with energy stocks leading performance during 2005, while all other economic sectors lagged the benchmark. During these periods, the fund underperformed its benchmark. Marsh & McLennan and Pfizer were a relative drag on the portfolio during 2004, while IBM, AIG and Fannie Mae lagged during 2005. The fund's underweighting in energy stocks also contributed to underperformance relative to the benchmark with most of the shortfall occuring during the first quarter of 2005. Strong appreciation in several positions partially offset the underperforming stocks: Transocean benefited from strong utilization and day rates for their oil drilling equipment; Norfolk Southern experienced solid growth in volumes across their rail network; and Masco's earnings were driven by the continuation of strong growth in home building in the United States.

Fixed income markets were volatile during the period. There were four reversals in the direction of interest rates during the 12 month period. The yield on the benchmark 10 year U.S. Treasury Note started the period near 3.8% and oscillated between 4.8% and 3.9% before exiting the period at approximately 4.5%. Oil price increases and moderation of the Federal Reserve's expansionary monetary policy combined with a strong economy, a presidential election cycle and the devaluation of the dollar to provide strong crosscurrents for bond investors during the period. The fixed income component of the Dean Balanced Fund performed to expectations primarily due to an average duration that was less than the benchmark. The shorter duration of fixed income securities relative to the benchmark's duration moderated the volatility of the portfolio. However, the short-duration policy was a modest drag on return relative to the fixed income component's benchmark.

OUTLOOK

The fund maintains a high quality/low duration fixed income strategy. During the period, average credit quality was in excess of AA, as measured by Standard & Poor's Corporation, and the porfolio maintained duration of less than three years. This portfolio approach mitigates the impact of interest rate volatility and the potential impact of widening credit spreads.

Our philosophy on investing remains the same: manage portfolios in a conservative manner predicated on the basic tenants of value investing and manage the asset allocation of the balanced portfolio to best reflect the relative risk reward of cash, intermediate-term bonds, and value-style equities. In the year ahead, our disciplined opportunistic value approach to buying leaders in their industries below intrinsic value with an identifiable catalyst should enable us to keep pace in the upward trends in the market. More importantly, our multi-faceted approach to valuing stocks, being diversified across the value spectrum as well as diversified across economic sectors should enable our portfolios to defend in downturns. Each stock we add to the portfolio undergoes rigorous, organic fundamental analysis and is anticipated to outperform regardless of market conditions. We have confidence in our process because we are consistent in our approach to opportunistically buying below intrinsic value, investing in financially strong companies with a catalyst for growth above Wall Street expectations.

*Return shown without effect of any sales charges.

      COMPARISON OF THE CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
  DEAN BALANCED FUND - CLASS A*, THE RUSSELL 1000 INDEX, THE RUSSELL 1000 VALUE
   INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
                                  (UNAUDITED)

                   Dean Balanced        Russell 1000       Russell 1000        Lehman Brothers Intermediate
                   Fund, Class A            Index           Value Index            Govt/Corp Bond Index

    3/31/1997
    5/28/1997                   9,478.67          10,000.00       10,000.00            10,000.00
    3/31/1998                 11,191.27           13,252.00       13,478.40            10,751.00
    3/31/1999                 10,831.15           15,460.27       14,157.94            11,457.34
    3/31/2000                 10,449.78           18,736.60       15,054.93            11,696.80
    3/31/2001                 11,696.11           14,474.58       15,095.43            13,119.13
    3/31/2002                 11,491.12           14,600.71       15,757.48            13,796.08
    3/31/2003                   8,482.50          11,021.65       12,166.30            15,415.74
    3/31/2004                 11,651.62           15,030.23       17,132.44            16,232.77
    3/31/2005                 12,193.28           16,118.61       19,388.51            16,180.83

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                               AVERAGE ANNUAL TOTAL RETURNS**

                 ONE YEAR      FIVE YEAR     SINCE INCEPTION*

Class A           -0.83%         2.03%             2.56%

Class C            2.82%         2.40%             1.53%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                              One Year      Five Year      Since Inception*

              Class A           4.65%         3.13%              3.26%

              Class C           3.86%         2.40%              1.53%

DEAN INTERNATIONAL FUND

PERFORMANCE REVIEW

For the twelve month period ended March 31, 2005, the Fund produced a total return of 17.82%* compared to a 15.49% total return produced by the Fund's benchmark, the Morgan Stanley EAFE Index, for the same period.

The portfolio was influenced by stronger economic growth throughout the world and the effects of a weakening U.S. dollar relative to other major currencies. Global growth was driven by the transformation of China and India into major global trading partners. In fact, rising demand for oil, steel and other basic materials helped drive commodity and energy prices higher, benefiting markets that derive economic benefits from the development of natural resources. In addition, companies in Western Europe and Japan achieved higher revenues from exports to the faster-growing emerging markets, which helped support their domestic economies.

At the same time, a weaker U.S. dollar relative to the euro, yen and other currencies made overseas investments more valuable for U.S. investors. The declining dollar was primarily the result of low U.S. interest rates and a ballooning federal budget deficit, which increased the supply of U.S. Treasury securities without substantially boosting demand. The portfolio's relative performance benefited from a policy of avoiding exposure to the U.S. dollar by minimizing weightings in companies that rely heavily on U.S. sales. As foreign nations are no longer as willing to fund the U.S.'s huge deficits, we expect the currency to remain weak in the medium term. Conversely, we see this as a positive for many other domestic economies as, unable to export cheaply into a stronger dollar, governments aim to stimulate local consumption. As such, we continue to favour the consumption play in emerging markets, particularly in Asia and Latin America.

One example was the sell of one of our long-standing holdings in a financials stock, HSBC. HSBC is a well-run bank, which we like on a long-term view with favorable (and strategically sensible) exposure to modestly-banked Far Eastern economies and a competent management team. However, we are less enthusiastic over the U.S. dollar risk posed by HSBC's acquisition of Household and feel this could materially impact earnings in the short term.

In the emerging markets, holdings such as Brazilian oil producer Petrobras, Thai wireless telecommunications provider Advanced Info Services, Korean tobacco company KT&G and Indonesian tobacco company HM Sampoerna moved higher from what we believed to be attractive valuations as investors increasingly recognized their growth. Top performers in Europe included Greece's EFG Eurobank, Austria's Erste Bank, German health care provider Celesio AG, French construction firm Vinci and U.K. retailer GUS plc.

Although Japanese markets continued to recover from their long downturn, the portfolio's relatively light exposure to Japan prevented it from participating fully in its gains. In addition, the portfolio suffered from poor stock selection within this region. The strong yen hurt companies such as Pioneer and JFE, which was negatively impacted by the effects this had on Japanese car manufacturers. NTT Docomo suffered from price competition in the local market and our void in index holding Samsung Electronics over concerns of the negative impact the U.S. dollar may have had on this big U.S. dollar earner, also hurt performance. Despite Samsung being a big U.S. dollar earner, the stock was not as impacted as we expected. However, the portfolio maintained relatively heavy positions in other Asian markets, which helped performance.


*Return shown without effect of any sales charges.

In addition to poor stock selection in Japan, a number of holdings disappointed us during the period. Chief among them was Brazil Telecom, which underperformed over concerns of its corporate ownership and regulation. We believe this will soon be resolved and remain convinced the stock is significantly undervalued. Kookmin Bank was another poor performer due to fears of a slowing Korean economy and the Bank's poor bad loan portfolio. We sold this stock during the period limiting further damage to performance. In Thailand, while Bank of Ayudhya was one of the chief contributors to the portfolios relative underperformance, we are bullish on the Thai banking market going forward and believe this stock to be very reasonably valued.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

As some of the portfolio's holdings have appreciated in value, we have trimmed their positions and redeployed assets to stocks that we consider more defensive. These relatively new investments focus primarily on overseas companies that serve domestic markets and enjoy high levels of free cash flow, including a number of wireless telephone service providers in Italy, New Zealand, Singapore and Brazil. We also have added to the portfolio's holdings of high-quality Canadian companies, primarily in the basic materials sector, that we believe are attractively valued and enjoy favorable supply-and-demand trends. On the other hand, we have continued to maintain relatively light exposure to Japanese and Hong Kong stocks, as well as the technology sector, where either valuations have become stretched or business fundamentals remain relatively unattractive. Finally, we have continued to hedge the portfolio's exposure to the U.S. dollar through positions in currencies such as the euro, the Australian dollar and the Swedish krona.

Outside the US, we are cautiously optimistic for 2005, although a severe fall in the value of the U.S. dollar and a possibly difficult economic environment for the U.S. would hurt sentiment globally. As such, we have continued to focus on overseas companies that serve domestic markets and look for companies that enjoy high levels of free cash flow including a number of telecom stocks. Our strategy remains clear and we continue to place emphasis on Newton Capital Management's (the sub-adviser) thematic process and stock picking expertise.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
      DEAN INTERNATIONAL FUND - CLASS A* AND THE MORGAN STANLEY EAFE INDEX
                                  (UNAUDITED)


                     Dean Intl         Morgan Stanley
                   Fund, Class A         EAFE Index

    3/31/1997
   10/13/1997                   9,478.67          10,000.00
    3/31/1998                 11,146.92           10,554.75
    3/31/1999                 11,795.85           11,030.63
    3/31/2000                 19,981.70           13,623.34
    3/31/2001                 13,605.82            9,969.77
    3/31/2002                 12,549.01            9,061.35
    3/31/2003                  9,350.24            7,033.57
    3/31/2004                 14,888.48           11,127.33
    3/31/2005                 17,542.05           12,856.89

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                         AVERAGE ANNUAL TOTAL RETURNS**

                  ONE YEAR     FIVE YEAR     SINCE INCEPTION*

Class A            11.63%        -3.61%           7.81%

Class C            15.88%        -3.14%           8.16%

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997. The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

** Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                 ONE YEAR      FIVE YEAR      SINCE INCEPTION*

Class A           17.82%         -2.57%            8.59%

Class C           17.05%         -3.14%            8.16%

DEAN LARGE CAP VALUE FUND HOLDINGS - (UNAUDITED)
--------------------------------------------------------------------------------
DEAN LARGE CAP VALUE FUND PORTFOLIO ANALYSIS AS OF MARCH 31, 2005 1

Financial Services                    23.11%
Consumer Staples                      12.50%
Consumer Discretionary                 9.76%
Technology                             8.66%
Utilities                              8.55%
Auto & Transportation                  6.17%
Materials & Processing                 5.26%
Integrated Oils                        4.70%
Producer Durables                      4.58%
Energy                                 3.42%
Health Care                            3.29%
Other Equities                         2.04%
Money Market                           7.95%


1 As a percent of total investments.

ABOUT DEAN LARGE CAP FUND'S EXPENSES - (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------- -------------------- -------------------------- --------------------------
   DEAN LARGE CAP VALUE FUND -      BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
             CLASS A                      VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,046.20                    $9.41

---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,015.73                    $9.27
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.85% for Class A, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period).

---------------------------------- -------------------- -------------------------- --------------------------
   DEAN LARGE CAP VALUE FUND -      BEGINNING ACCOUNT        ENDNG ACCOUNT          EXPENSES PAID DURING
             CLASS C                      VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,042.90                   $13.28

---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,011.93                   $13.08
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 2.60% for Class C, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

DEAN SMALL CAP VALUE FUND HOLDINGS - (UNAUDITED)
--------------------------------------------------------------------------------
DEAN SMALL CAP VALUE FUND PORTFOLIO ANALYSIS AS OF MARCH 31, 2005 1

Consumer Discretionary               21.92%
Materials & Processing               19.18%
Financial Services                   16.11%
Producer Durables                    10.63%
Technology                           10.46%
Consumer Staples                      5.70%
Auto & Transportation                 5.41%
Health Care                           3.39%
Energy                                3.03%
Utilities                             2.93%
Money Market                          1.23%


1 As a percent of total investments.

ABOUT DEAN SMALL CAP VALUE FUND'S EXPENSES - (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------- -------------------- -------------------------- --------------------------
   DEAN SMALL CAP VALUE FUND -      BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
             CLASS A                      VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,118.60                    $9.75

---------------------------------- -------------------- -------------------------- ---------------------------
Hypothetical                            $1,000.00               $1,015.73                    $9.27
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.85% for Class A, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period).

---------------------------------- -------------------- -------------------------- --------------------------
   DEAN SMALL CAP VALUE FUND -      BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
             CLASS C                      VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,123.10                   $11.04

---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,014.53                   $10.48
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 2.36% for Class C, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period).

DEAN BALANCED FUND HOLDINGS - (UNAUDITED)
--------------------------------------------------------------------------------
DEAN BALANCED FUND PORTFOLIO ANALYSIS AS OF MARCH 31, 2005 1

U.S. Treasury Notes                  17.29%
Financial Services                   15.75%
Corporate Bonds                      10.71%
Consumer Staples                      7.80%
Consumer Discretionary                7.27%
Technology                            6.53%
Utilities                             5.96%
Agencies                              5.45%
Auto & Transportation                 4.41%
Materials & Processing                3.53%
Producer Durables                     3.41%
Money Market                          3.01%
Integrated Oils                       2.72%
Health Care                           2.22%
Energy                                2.04%
Other Equities                        1.91%


1 As a percent of total investments.

ABOUT DEAN BALANCED FUND'S EXPENSES - (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------- -------------------- -------------------------- --------------------------
  DEAN BALANCED FUND - Class A      BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
                                          VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,030.00                    $9.34

---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,015.73                    $9.27
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.85% for Class A, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period).

---------------------------------- -------------------- -------------------------- --------------------------
  DEAN BALANCED FUND - CLASS C      BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
                                          VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,026.90                   $13.17

---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,011.93                   $13.08
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 2.60% for Class C, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

DEAN INTERNATIONAL FUND HOLDINGS - (UNAUDITED)
--------------------------------------------------------------------------------
DEAN INTERNATIONAL FUND PORTFOLIO ANALYSIS AS OF MARCH 31, 2005 1

United Kingdom                                        16.57%
Japan                                                 12.02%
France                                                 7.30%
Germany                                                6.68%
Singapore                                              5.48%
Brazil                                                 5.45%
Switzerland                                            5.14%
Italy                                                  4.75%
Canada                                                 4.11%
Indonesia                                              3.33%
Thailand                                               3.09%
Spain                                                  3.06%
Malaysia                                               2.63%
Belgium                                                2.50%
Taiwan                                                 2.37%
New Zealand                                            2.03%
South Korea                                            1.79%
Netherlands                                            1.64%
Norway                                                 1.46%
India                                                  1.44%
Greece                                                 1.24%
Australia                                              0.97%
Hong Kong                                              0.96%
Russia                                                 0.95%
Austria                                                0.83%
Sweden                                                 0.72%
Mexico                                                 0.71%
Portugal                                               0.68%
Money Market                                           0.09%


1 As a percent of total investments.

ABOUT DEAN INTERNATIONAL FUND'S EXPENSES - (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------- -------------------- -------------------------- --------------------------
DEAN INTERNATIONAL FUND - CLASS A   BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
                                          VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,147.50                   $11.27

---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,014.43                   $10.58
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 2.10% for Class A, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period).

---------------------------------- -------------------- -------------------------- --------------------------
DEAN INTERNATIONAL FUND - CLASS C   BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
                                          VALUE                   VALUE                     PERIOD*
                                     OCTOBER 1, 2004         MARCH 31, 2005         OCTOBER 1, 2004 - MARCH
                                                                                           31, 2005
---------------------------------- -------------------- -------------------------- --------------------------
Actual                                  $1,000.00               $1,143.50                   $15.22

---------------------------------- -------------------- -------------------------- --------------------------
Hypothetical                            $1,000.00               $1,010.73                   $14.28
(5% return before expenses)
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Fund's annualized expense ratio of 2.85% for Class C, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period).


DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

      SHARES           COMMON STOCKS - 92.10%                                                                VALUE

                       AGENTS, BROKERS, & SERVICES - 2.58%
             3,000     Hartford Financial Services Group, Inc.                                                       $ 205,680
                                                                                                 ------------------------------

                       CABLE & OTHER PAY SERVICES - 5.25%
             6,500     Comcast Corp. *                                                                                 219,570
             5,700     Viacom, Inc., Class B                                                                           198,531
                                                                                                 ------------------------------
                                                                                                                       418,101
                                                                                                 ------------------------------

                       COMPUTER & OFFICE EQUIPMENT - 3.67%
             3,200     International Business Machines Corp.                                                           292,416
                                                                                                 ------------------------------

                       DRILLING OIL & GAS WELLS - 3.42%
             5,300     Transocean, Inc. *                                                                              272,738
                                                                                                 ------------------------------

                       ELECTRONIC CONNECTORS - 2.08%
             4,900     Tyco International Ltd.                                                                         165,620
                                                                                                 ------------------------------

                       ELECTRONIC & OTHER ELECTRICAL EQUIPMENT  - 2.03%
             4,500     General Electric Co.                                                                            162,270
                                                                                                 ------------------------------

                       FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 3.42%
             5,000     Fannie Mae                                                                                      272,250
                                                                                                 ------------------------------

                       FIRE, MARINE & CASUALTY INSURANCE - 2.78%
             4,000     American International Group, Inc.                                                              221,640
                                                                                                 ------------------------------

                       GRAIN MILL PRODUCTS - 2.77%
             4,500     General Mills, Inc.                                                                             221,175
                                                                                                 ------------------------------

                       INSTRUMENTS FOR MEASURING & TESTING OF ELECTRICITY & ELECTRICAL SIGNALS - 2.51%
             9,000     Agilent Technologies, Inc. *                                                                    199,800
                                                                                                 ------------------------------

                       INSURANCE AGENTS, BROKERS & SERVICES - 1.34%
             3,500     Marsh & McLennan Companies, Inc.                                                                106,470
                                                                                                 ------------------------------

                       MALT BEVERAGES - 2.38%
             4,000     Anheuser-Busch Co., Inc.                                                                        189,560
                                                                                                 ------------------------------

                       MOTOR VEHICLES & PASSENGER CAR BODIES - 1.87%
             2,000     Toyota Motor Corp. ADR (a)                                                                      148,760
                                                                                                 ------------------------------

                       NATIONAL COMMERCIAL BANKS - 9.23%
             4,500     Citigroup, Inc.                                                                                 202,230
             5,000     J.P. Morgan Chase & Co.                                                                         173,000
             2,800     SunTrust Banks, Inc.                                                                            201,796
             5,500     US Bancorp                                                                                      158,510
                                                                                                 ------------------------------
                                                                                                                       735,536
See accompanying notes which are an integral part of the financial statements.

                                                                                                 ------------------------------

                                                                              19

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------

      SHARES           COMMON STOCKS - 92.10% - CONTINUED                                                    VALUE

                       PETROLEUM REFINING - 4.70%
             6,000     BP plc ADR (a)                                                                                $ 374,400
                                                                                                 ------------------------------

                       PHARMACEUTICAL PREPARATIONS - 3.30%
            10,000     Pfizer, Inc.                                                                                    262,700
                                                                                                 ------------------------------

                       RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT - 1.88%
            10,000     Motorola, Inc.                                                                                  149,700
                                                                                                 ------------------------------

                       RADIOTELEPHONE COMMUNICATIONS - 5.80%
             3,000     Dominion Resources, Inc.                                                                        223,290
             9,000     Vodafone Group plc ADR (a)                                                                      239,040
                                                                                                 ------------------------------
                                                                                                                       462,330
                                                                                                 ------------------------------

                       RAILROADS, LINE-HAULING - 4.31%
             4,000     Norfolk Southern                                                                                148,200
             2,800     Union Pacific Corp.                                                                             195,160
                                                                                                 ------------------------------
                                                                                                                       343,360
                                                                                                 ------------------------------

                       RETAIL-BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY - 2.59%
             4,700     The Sherwin-Williams Co.                                                                        206,753
                                                                                                 ------------------------------

                       RETAIL-DEPARTMENT STORES - 3.19%
             4,000     Federated Department Stores                                                                     254,560
                                                                                                 ------------------------------

                       RETAIL-DRUG STORES & PROPRIETARY STORES - 2.64%
             4,000     CVS Corp.                                                                                       210,480
                                                                                                 ------------------------------

                       RETAIL-FAMILY CLOTHING STORES - 2.16%
             7,000     TJX Companies, Inc.                                                                             172,410
                                                                                                 ------------------------------

                       RETAIL-GROCERY STORES - 4.71%
            13,000     Kroger Co. *                                                                                    208,390
             9,000     Safeway, Inc. *                                                                                 166,770
                                                                                                 ------------------------------
                                                                                                                       375,160
                                                                                                 ------------------------------

                       RETAIL-LUMBER & OTHER BUILDING MATERIALS DEALERS - 1.92%
             4,000     Home Depot, Inc.                                                                                152,960
                                                                                                 ------------------------------

                       ROLLING DRAWING & EXTRUDING OF NONFERROUS METALS  - 2.67%
             7,000     Alcoa, Inc.                                                                                     212,730
                                                                                                 ------------------------------

                       SEMICONDUCTORS & RELATED DEVICES - 3.12%
             1,104     Freescale Semiconductor, Class B *                                                               19,044
             9,000     Texas Instruments, Inc.                                                                         229,410
                                                                                                 ------------------------------
                                                                                                                       248,454
                                                                                                 ------------------------------



See accompanying notes which are an integral part of the financial statements.

                                                                              20


DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 (CONTINUED)
-------------------------------------------------------------------------------

      SHARES           COMMON STOCKS - 92.10% - CONTINUED                                                    VALUE

                       STATE COMMERCIAL BANKS - 3.78%
             5,500     North Fork Bancorporation, Inc.                                                               $ 152,570
             3,400     State Street Corp.                                                                              148,648
                                                                                                 ------------------------------
                                                                                                                       301,218
                                                                                                 ------------------------------

                       TOTAL COMMON STOCKS (COST $6,740,893)                                                       $ 7,339,231
                                                                                                 ------------------------------

                       MONEY MARKET SECURITIES - 7.96%

           355,000     First American Treasury Obligation Fund, Class S                                              $ 355,000
           279,076     Firstar Money Market Federated Series Fund                                                      279,076
                                                                                                 ------------------------------
                                                                                                                       634,076
                                                                                                 ------------------------------

                       TOTAL MONEY MARKET SECURITIES (COST $634,076)                                                 $ 634,076
                                                                                                 ------------------------------

                       TOTAL INVESTMENTS (COST $7,374,969) - 100.06%                                               $ 7,973,307
                                                                                                 ------------------------------

                       LIABILITIES IN EXCESS OF OTHER ASSETS - (0.06)%                                                  (4,399)
                                                                                                 ------------------------------

                       TOTAL NET ASSETS - 100.00%                                                                  $ 7,968,908
                                                                                                 ==============================


* Non-income producing securities.

(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S.
exchange.


See accompanying notes which are an integral part of the financial statements.

                                                                              21

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

     SHARES           COMMON STOCKS - 98.81%                                                         VALUE

                      AGRICULTURE CHEMICALS - 1.62%
            3,900     The Scotts Co.  *                                                                $ 273,897
                                                                                               ------------------

                      AIR TRANSPORTATION - 1.34%
           25,000     Airtran Holdings, Inc. *                                                           226,250
                                                                                               ------------------

                      APPAREL & OTHER FINISHED PRODUCTS OF FABRIC & SIMILAR MATERIALS  - 2.13%
           40,000     Playtex Products, Inc.                                                             360,000
                                                                                               ------------------

                      BALL & ROLLER BEARINGS  - 1.45%
            9,000     Timken Co.                                                                         246,060
                                                                                               ------------------

                      BOTTLED & CANNED SOFT DRINKS & CARBONATED  - 1.50%
           10,500     Cott Corporation *                                                                 254,415
                                                                                               ------------------

                      COOKIES & CRACKERS  - 1.94%
            7,000     J & J Snack Foods Corp.                                                            327,810
                                                                                               ------------------

                      CRUDE PETROLEUM & NATURAL GAS - 1.44%
            6,000     Forest Oil Corp. *                                                                 243,000
                                                                                               ------------------

                      DRAINING & INSULATING OF NONFERROUS WIRE - 1.52%
           22,000     Andrew Corp. *                                                                     257,620
                                                                                               ------------------

                      DRILLING OIL & GAS WELLS - 1.59%
            9,000     Rowan Co., Inc.                                                                    269,370
                                                                                               ------------------

                      ELECTRIC SERVICES - 1.48%
           10,000     Otter Tail Corp.                                                                   250,400
                                                                                               ------------------

                      ELECTRICAL WORK - 2.16%
            7,800     EMCOR Group, Inc. *                                                                365,196
                                                                                               ------------------

                      ELECTRONIC COMPONENTS & ACCESSORIES - 1.17%
           16,000     Vishay Intertechnology, Inc. *                                                     198,880
                                                                                               ------------------

                      FARM MACHINERY & EQUIPMENT - 1.51%
           14,000     AGCO Corp. *                                                                       255,500
                                                                                               ------------------

                      FIRE, MARINE & CASUALTY INSURANCE - 1.64%
           14,000     Harleysville Group, Inc.                                                           278,040
                                                                                               ------------------

                      FOOTWEAR - 2.49%
            7,000     Brown Shoe Co., Inc.                                                               239,890
            5,500     K-Swiss, Inc.                                                                      181,665
                                                                                               ------------------
                                                                                                         421,555
                                                                                               ------------------

                      GOLD & SILVER ORES - 1.08%
           50,000     Coeur D'Alene Mines Corporation *                                                  183,500
                                                                                               ------------------

                      HEATING EQUIPMENT, EXCEPT ELECTRIC & WARM AIR, & PLUMBING FIXTURES - 2.31%
           40,000     Jacuzzi Brands, Inc. *                                                             390,400
                                                                                               ------------------



See accompanying notes which are an integral part of the financial statements.

                                                                              22


DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------

     SHARES           COMMON STOCKS - 98.81% - CONTINUED                                             VALUE

                      HOUSEHOLD FURNITURE - 0.82%
           10,000     La-Z-Boy, Inc.                                                                   $ 139,300
                                                                                               ------------------

                      LEISURE DURABLES & TOYS - 1.81%
           24,000     Callaway Golf, Inc.                                                                307,200
                                                                                               ------------------

                      MEN'S & BOYS' FURNISHINGS, WORK CLOTHING & ALLIED GARMENTS - 1.72%
           10,000     Quiksilver, Inc.                                                                   290,300
                                                                                               ------------------

                      MISCELLANEOUS CHEMICAL PRODUCTS - 1.88%
           22,000     Hercules, Inc. *                                                                   318,560
                                                                                               ------------------

                      MISCELLANEOUS PLASTICS PRODUCTS - 1.76%
           15,000     Spartech Corp.                                                                     297,750
                                                                                               ------------------

                      MISCELLANEOUS SPORTING GOODS STORES - 1.77%
           10,000     Hibbett Sporting Goods, Inc.                                                       300,400
                                                                                               ------------------

                      MOTOR VEHICLE PARTS & ACCESSORIES - 1.13%
            6,000     Gentex Corp.                                                                       191,400
                                                                                               ------------------

                      NATIONAL COMMERCIAL BANKS - 3.80%
            9,000     First Community Bancorp                                                            398,700
           10,000     Susquehanna Bancshares, Inc.                                                       243,800
                                                                                               ------------------
                                                                                                         642,500
                                                                                               ------------------

                      NATURAL GAS & TRANSMISSION & DISTRIBUTION - 1.46%
            8,000     Oneok, Inc.                                                                        246,560
                                                                                               ------------------

                      OFFICE MACHINES - 2.51%
           16,000     Nam Tai Electronics, Inc.                                                          425,600
                                                                                               ------------------

                      OIL & GAS FIELD MACHINERY & EQUIPMENT - 1.22%
            8,000     Gulfmark Offshore, Inc. *                                                          207,280
                                                                                               ------------------

                      PAPER MILLS - 1.74%
           20,000     Glatfelter                                                                         295,000
                                                                                               ------------------

                      PAPERBOARD CONTAINERS & BOXES - 1.24%
            3,000     Greif, Inc. Cl A                                                                   209,040
                                                                                               ------------------

                      PHARMACEUTICAL PREPARATIONS - 3.39%
           13,500     Andrx Corp. *                                                                      306,045
            8,500     Taro Pharmaceutical Industries *                                                   268,260
                                                                                               ------------------
                                                                                                         574,305
                                                                                               ------------------

                      PLASTIC MATERIALS, SYNTH RESINS & NONVULCAN ELASTOMERS  - 1.42%
            6,000     Rogers Corp. *                                                                     240,000
                                                                                               ------------------

                      PULP MILLS - 1.04%
           10,000     Pope & Talbot Inc.                                                                 175,800
                                                                                               ------------------



See accompanying notes which are an integral part of the financial statements.

                                                                              23

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 - (CONTINUED)

     SHARES           COMMON STOCKS - 98.81% - CONTINUED                                             VALUE

                      RADIO BROADCASTING STATIONS - 1.38%
           17,000     Citadel Broadcasting Corp. *                                                     $ 233,410
                                                                                               ------------------

                      RADIO & TV BROADCASTING & COMMUNICATIONS - 1.67%
           11,000     DSP Group, Inc. *                                                                  283,360
                                                                                               ------------------

                      RADIO & TV BROADCASTING & COMMUNICATIONS EQUIPMENT - 1.42%
           17,000     Spectralink Corp.                                                                  240,040
                                                                                               ------------------

                      RETAIL-GROCERY STORES - 2.26%
            2,800     Arden Group, Inc.                                                                  198,744
            5,000     Weis Markets, Inc.                                                                 184,350
                                                                                               ------------------
                                                                                                         383,094
                                                                                               ------------------

                      RETAIL-MISCELLANEOUS SHOPPING GOODS STORES - 2.35%
            6,000     Barnes & Noble, Inc.                                                               206,940
           11,500     Sharper Image Corp. *                                                              191,015
                                                                                               ------------------
                                                                                                         397,955
                                                                                               ------------------

                      RETAIL-WOMEN'S CLOTHING STORES - 1.80%
            9,500     The Talbots, Inc.                                                                  303,810
                                                                                               ------------------

                      ROLLING, DRAWING & EXTRUDING OF NONFERROUS METALS - 1.49%
           15,000     Tredegar Corp.                                                                     252,900
                                                                                               ------------------

                      SAVINGS INSTITUTION, FEDERALLY CHARTERED - 3.56%
           11,500     BankUnited Financial Corp. *                                                       308,890
           15,000     Flagstar Bancorp, Inc.                                                             293,250
                                                                                               ------------------
                                                                                                         602,140
                                                                                               ------------------

                      SEMICONDUCTORS & RELATED DEVICES - 3.66%
           17,000     Aeroflex, Inc.*                                                                    158,610
           14,000     Photronics, Inc.  *                                                                253,400
           20,000     Zoran Corp. *                                                                      207,000
                                                                                               ------------------
                                                                                                         619,010
                                                                                               ------------------

                      SERVICES - COMPUTER PROGRAMMING, DATA PROCESSING, ETC. - 1.43%
           22,500     Novatel Wireless, Inc. *                                                           241,875
                                                                                               ------------------

                      SERVICES - COMPUTER PROGRAMMING SERVICE  - 1.08%
           13,000     JDA Software Group *                                                               182,520
                                                                                               ------------------

                      SERVICES - PREPACKAGED SOFTWARE - 2.95%
           13,000     SS&C Technologies, Inc.                                                            296,400
           11,000     Sybase, Inc.  *                                                                    203,060
                                                                                               ------------------
                                                                                                         499,460
                                                                                               ------------------

                      SERVICES - VIDEO TAPE RENTAL - 2.71%
           16,000     Movie Gallery, Inc.                                                                458,880
                                                                                               ------------------

See accompanying notes which are an integral part of the financial statements.

                                                                              24

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 -  (CONTINUED)
--------------------------------------------------------------------------------

     SHARES           COMMON STOCKS - 98.81% - CONTINUED                                             VALUE

                      SPECIAL INDUSTRY MACHINERY - 1.42%
            9,000     Cymer, Inc. *                                                                    $ 240,930
                                                                                               ------------------

                      STATE COMMERCIAL BANK - 5.73%
           10,000     Cathay General Bancorp                                                             315,000
           11,000     Central Pacific Financial Corp.                                                    370,150
           20,000     Sterling Bancshares Corp.                                                          284,000
                                                                                               ------------------
                                                                                                         969,150
                                                                                               ------------------

                      SURETY INSURANCE - 1.40%
            4,500     Triad Guaranty, Inc. *                                                             236,745
                                                                                               ------------------

                      TELEVISION BROADCASTING STATIONS - 1.62%
           19,000     Gray Television, Inc. Cl A                                                         274,930
                                                                                               ------------------

                      WATER TRANSPORTATION - 1.72%
            7,500     Tidewater, Inc.                                                                    291,450
                                                                                               ------------------

                      WHOLESALE-DRUGS, PROPRIETARY & DRUGGISTS' SUNDRIES - 1.33%
           10,000     Nu Skin Enterprises, Inc.                                                          225,100
                                                                                               ------------------


See accompanying notes which are an integral part of the financial statements.

                                                                              25

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 -  (CONTINUED)
--------------------------------------------------------------------------------

     SHARES           COMMON STOCKS - 98.81% - CONTINUED                                             VALUE

                      WHOLESALE-ELECTRONIC PARTS & EQUIPMENT - 0.75%
           10,000     Audiovox Corp., Cl A *                                                             127,400
                                                                                               ------------------

                      TOTAL COMMON STOCKS (COST $14,782,741)                                        $ 16,727,047
                                                                                               ------------------

                      MONEY MARKET SECURITIES - 1.23%

          207,764     First American Treasury Obligation Fund - Class A                                $ 207,764
                                                                                               ------------------

                      TOTAL MONEY MARKET SECURITIES (COST $207,764)                                    $ 207,764
                                                                                               ------------------

                      TOTAL INVESTMENTS (COST $14,990,505) - 100.04%                                $ 16,934,811
                                                                                               ------------------

                      LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS - (0.04)%                            (6,500)
                                                                                               ------------------

                      TOTAL NET ASSETS - 100.00%                                                    $ 16,928,311
                                                                                               ==================


* Non-income producing securities.






See accompanying notes which are an integral part of the financial statements.

                                                                              26

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

        SHARES             COMMON STOCKS - 63.40%                                                           VALUE

                           AGENTS, BROKERS & SERVICES - 1.54%
                 1,700     Hartford Financial Services Group, Inc.                                            $ 116,552
                                                                                                      ------------------

                           CABLE & OTHER PAY TELEVISION SERVICES - 2.81%
                 2,500     Comcast Corp. *                                                                       84,450
                 3,700     Viacom, Inc., Class B                                                                128,871
                                                                                                      ------------------
                                                                                                                213,321
                                                                                                      ------------------

                           COMPUTER & OFFICE EQUIPMENT - 2.50%
                 2,075     International Business Machines Corp.                                                189,614
                                                                                                      ------------------

                           DRILLING OIL & GAS WELLS - 2.04%
                 3,000     Transocean, Inc. *                                                                   154,380
                                                                                                      ------------------

                           ELECTRONIC CONNECTORS - 1.64%
                 3,693     Tyco International Ltd.                                                              124,823
                                                                                                      ------------------

                           ELECTRONIC & OTHER ELECTRICAL EQUIPMENT -  1.90%
                 4,000     General Electric                                                                     144,240
                                                                                                      ------------------

                           FEDERAL & FEDERALLY SPONSORED CREDIT AGENCIES - 2.37%
                 3,300     Fannie Mae                                                                           179,685
                                                                                                      ------------------

                           FIRE, MARINE & CASUALTY INSURANCE - 1.61%
                 2,200     American International Group, Inc.                                                   121,902
                                                                                                      ------------------

                           GRAIN MILL PRODUCTS - 2.59%
                 4,000     General Mills, Inc.                                                                  196,600
                                                                                                      ------------------

                           INSTRUMENTS FOR MEASURING & TESTING ELECTRICITY & ELECTRICAL SIGNALS - 1.76%
                 6,000     Agilent Technologies, Inc.  *                                                        133,200
                                                                                                      ------------------

                           INSURANCE AGENTS, BROKERS & SERVICES  - 1.36%
                 3,400     Marsh & McLennan Companies, Inc.                                                     103,428
                                                                                                      ------------------

                           MALTED BEVERAGE - 1.00%
                 1,600     Anheuser-Busch Co., Inc.                                                              75,824
                                                                                                      ------------------

                           MOTOR VEHICLES & PASSENGER CAR BODIES - 1.18%
                 1,200     Toyota Motor Corp. ADR (a)                                                            89,256
                                                                                                      ------------------

                           NATIONAL COMMERCIAL BANKS - 6.47%
                 2,600     Citigroup, Inc.                                                                      116,844
                 4,350     J.P. Morgan Chase & Co.                                                              150,510
                 1,900     SunTrust Banks, Inc.                                                                 136,933
                 3,000     US Bancorp                                                                            86,460
                                                                                                      ------------------
                                                                                                                490,747
                                                                                                      ------------------

                           PETROLEUM REFINING - 2.71%
                 3,300     BP plc ADR (a)                                                                       205,920
                                                                                                      ------------------


See accompanying notes which are an integral part of the financial statements.

                                                                              27

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------

        SHARES             COMMON STOCKS - 63.40% - CONTINUED                                               VALUE

                           PHARMACEUTICAL PREPARATIONS - 2.22%
                 6,400     Pfizer, Inc.                                                                       $ 168,128
                                                                                                      ------------------

                           RADIO & TV BROADCASGING & COMMUNICATIONS EQUIPMENT - 1.78%
                 9,000     Motorola, Inc.                                                                       134,730
                                                                                                      ------------------

                           RADIOTELEPHONE COMMUNICATIONS - 4.84%
                 3,000     Dominion Resources, Inc.                                                             223,290
                 5,400     Vodafone Group plc ADR (a)                                                           143,424
                                                                                                      ------------------
                                                                                                                366,714
                                                                                                      ------------------

                           RAILROADS, LINE-HAULING - 3.22%
                 3,400     Norfolk Southern                                                                     125,970
                 1,700     Union Pacific Corp.                                                                  118,490
                                                                                                      ------------------
                                                                                                                244,460
                                                                                                      ------------------

                           RETAIL-BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY - 2.32%
                 4,000     The Sherwin-Williams Co.                                                             175,960
                                                                                                      ------------------

                           RETAIL DEPARTMENT STORES - 2.52%
                 3,000     Federated Department Stores                                                          190,920
                                                                                                      ------------------

                           RETAIL-DRUG STORES & PROPRIETARY STORES - 1.66%
                 2,400     CVS Corp.                                                                            126,288
                                                                                                      ------------------

                           RETAIL- FAMILY CLOTHING STORES - 1.62%
                 5,000     TJX Companies, Inc.                                                                  123,150
                                                                                                      ------------------

                           RETAIL-GROCERY STORES - 2.52%
                 5,000     Kroger Co. *                                                                          80,150
                 6,000     Safeway, Inc. *                                                                      111,180
                                                                                                      ------------------
                                                                                                                191,330
                                                                                                      ------------------

                           RETAIL-LUMBER & OTHER BUILDING MATERIALS DEALERS - 1.41%
                 2,800     Home Depot, Inc.                                                                     107,072
                                                                                                      ------------------

                           ROLLING DRAWING & EXTRUDING OF NONFERROUS METALS - 1.20%
                 3,000     Alcoa, Inc.                                                                           91,170
                                                                                                      ------------------

                           SEMICONDUCTORS & RELATED DEVICES - 2.24%
                   993     Freescale Semiconductor, Class B *                                                    17,129
                 6,000     Texas Instruments, Inc.                                                              152,940
                                                                                                      ------------------
                                                                                                                170,069
                                                                                                      ------------------

                           STATE COMMERCIAL BANKS - 2.37%
                 3,000     North Fork Bancorporation, Inc.                                                       83,220
                 2,200     State Street Corp.                                                                    96,184
                                                                                                      ------------------
                                                                                                                179,404
                                                                                                      ------------------

                           TOTAL COMMON STOCKS (COST $4,444,481)                                            $ 4,808,887
                                                                                                      ------------------

See accompanying notes which are an integral part of the financial statements.

                                                                              28

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------

       PRINCIPAL
         VALUE             FIXED INCOME OBLIGATIONS - 33.37%                                                VALUE

             $ 150,000     Bank of America Corp., 7.400%, 01/15/11                                            $ 169,303
               150,000     Commercial Credit Co., 6.625%, 06/01/15                                              163,459
               150,000     Cox Radio, Inc., 6.375%, 05/15/05                                                    150,384
               200,000     Fannie Mae, 7.125%, 03/15/07                                                         211,665
               200,000     Fannie Mae, 5.75%, 06/15/05                                                          201,097
               300,000     New Plan Excel, 7.40%, 09/15/09                                                      327,116
               275,000     U.S. Treasury Notes, 6.500%, 08/15/05                                                278,653
               300,000     U.S. Treasury Notes, 6.500%, 05/15/05                                                301,430
               300,000     U.S. Treasury Notes, 6.125%, 08/15/07                                                315,481
               200,000     U.S. Treasury Notes, 1.875%, 01/31/06                                                197,656
               200,000     U.S. Treasury Notes, 6.000%, 08/15/09                                                214,984
                                                                                                      ------------------

                           TOTAL FIXED INCOME OBLIGATIONS (COST $2,500,459)                                 $ 2,531,228
                                                                                                      ------------------

See accompanying notes which are an integral part of the financial statements.

                                                                              29

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------

        SHARES             MONEY MARKET SECURITIES - 3.00%
         59,121            First American Treasury Obligation Funds, Class A                                   $ 59,121
        168,640            Firstar Money Market Federated Series Fund                                           168,640
                                                                                                      ------------------
                                                                                                              $ 227,761
                                                                                                      ------------------

                           TOTAL MONEY MARKET SECURITIES (COST $227,761)                                      $ 227,761
                                                                                                      ------------------

                           TOTAL INVESTMENTS (COST $7,172,701) - 99.77%                                     $ 7,567,876
                                                                                                      ------------------

                           CASH & OTHER ASSETS LESS LIABILITIES - 0.23%                                          17,618
                                                                                                      ------------------

                           TOTAL NET ASSETS - 100.00%                                                       $ 7,585,494
                                                                                                      ==================


* Non-income producing securities.
(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S.
exchange.

See accompanying notes which are an integral part of the financial statements.

                                                                              30

 DEAN INTERNATIONAL FUND
 SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

          SHARES                  COMMON STOCKS - 99.90%                                                   VALUE

                                  AUSTRALIA - 0.97%
                 40,686           Multiplex Group                                                      $      135,966
                                                                                                      ---------------

                                  AUSTRIA - 0.84%
                  2,241           Erste Bank der Oesterreichischen Sparkassen AG                              117,526
                                                                                                      ---------------

                                  BELGIUM - 2.50%
                  3,400           Belgacom*                                                                   140,967
                  2,500           KBC Bankverzekeringsholding                                                 211,366
                                                                                                      ---------------
                                                                                                              352,333
                                                                                                      ---------------

                                  BRAZIL - 5.45%
                  27,500          All America Latina Logist-PR                                                151,542
                   5,473          Brasil Telecom Participacoes S.A. ADR (a)                                   178,693
                   7,800          Natura Cosmeticos S.A.                                                      213,007
                   5,840          Petroleo Brasileiros ADR (a)                                                224,665
                                                                                                      ---------------
                                                                                                              767,907
                                                                                                      ---------------

                                  CANADA - 4.11%
                    4,300         Bank of Nova Scotia                                                         140,561
                    1,701         Canadian National Railway Co.                                               107,341
                    2,023         Encana Corp.                                                                142,842
                   47,021         Oncolytics Biotech, Inc. *                                                  188,488
                                                                                                      ---------------
                                                                                                              579,232
                                                                                                      ---------------

                                  FRANCE - 7.30%
                    7,201         France Telecom                                                              216,199
                    3,120         Sanofi-Aventis                                                              263,785
                    1,636         Societe Generale                                                            170,426
                    1,074         Total Fina Elf S.A.                                                         251,959
                      865         Vinci S.A.                                                                  125,017
                                                                                                      ---------------
                                                                                                            1,027,386
                                                                                                      ---------------

                                  GERMANY - 6.67%
                    1,181         BASF AG                                                                      83,886
                    5,889         Bayerische Hypo-Und *                                                       144,278
                    1,216         Celesio AG                                                                   99,252
                    3,900         Deutsche Postbank AG  *                                                     179,540
                    2,564         Dis Deutcher Industries                                                     106,639
                    1,851         Henkel KGAA Non-VTG                                                         168,043
                    2,790         Metro AG Ord                                                                150,161
                      200         Premiere AG NPV *                                                             8,305
                                                                                                      ---------------
                                                                                                              940,104
                                                                                                      ---------------

                                  GREECE - 1.24%
                    5,675         EFG Eurobank Ergasias                                                       175,103
                                                                                                      ---------------

                                  HONG KONG - 0.96%
                   96,000         China Netcom GRP Corp. HK Ltd. *                                            134,780
                                                                                                      ---------------


See accompanying notes which are an integral part of the financial statements.
                                                                              31

DEAN INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------

          SHARES                  COMMON STOCKS - 99.90% - CONTINUED                                       VALUE

                                  INDONESIA - 3.33%
                  546,500         Bank Central Asia                                                         $ 196,209
                  249,000         HM Sampoerna Tbk PT                                                         272,138
                                                                                                      ---------------
                                                                                                              468,347
                                                                                                      ---------------

                                  INDIA - 1.44%
                    7,787         Reliance Industries GDR (b)                                                 202,462
                                                                                                      ---------------


                                  ITALY - 4.75%
                    3,200         Assicurazioni Generali                                                      103,561
                   13,091         Enel S.p.A.                                                                 125,567
                    4,747         Eni S.p.A.                                                                  123,580
                   54,445         Telecom Italia S.p.A.                                                       170,716
                   24,700         Unicredito Italiano S.p.A.                                                  145,426
                                                                                                      ---------------
                                                                                                              668,850
                                                                                                      ---------------

                                  JAPAN - 12.02%
                    2,350         ACOM Co., Ltd.                                                              159,289
                   10,200         Asahi Breweries, Ltd.                                                       132,459
                    2,000         Canon, Inc.                                                                 107,517
                       25         Japan Retail Fund                                                           199,140
                       13         Japan Tabacco, Inc.                                                         144,634
                       20         KDDI Corporation                                                             99,289
                    7,500         Matsui Securities Co., Ltd.                                                 100,131
                        8         Mitsubishi Tokyo                                                             69,559
                    1,800         NEC Electronics Corp.                                                        84,144
                       19         Nippon Building Fund, Inc.                                                  162,715
                    2,400         Promise Co. Ltd.                                                            164,473
                    3,000         Secom Corp.                                                                 125,093
                   28,000         Shimizu Corp.                                                               143,717
                                                                                                      ---------------
                                                                                                            1,692,160
                                                                                                      ---------------

                                  MALAYSIA - 2.63%
                   93,700         Astro All Asia Networks PLC *                                               126,988
                   31,800         Malayan Banking BHD                                                          94,563
                   60,000         Maxis Communications BHD                                                    149,211
                                                                                                      ---------------
                                                                                                              370,762
                                                                                                      ---------------

                                  MEXICO - 0.71%
                    1,877         Fomento Economico ADR (a)                                                   100,513
                                                                                                      ---------------


                                  NETHERLANDS - 1.64%
                    4,100         ING Group NV-CVA                                                            124,162
                    3,767         TPG NV                                                                      107,468
                                                                                                      ---------------
                                                                                                              231,630
                                                                                                      ---------------

                                  NEW ZEALAND - 2.03%
                   52,050         Sky City Entertainment Group                                                182,580
                   24,000         Telecom Corp. of New Zealand                                                103,693
                                                                                                      ---------------
                                                                                                              286,273
                                                                                                      ---------------

                                  NORWAY - 1.46%
                    2,490         Norsk Hydro A.S.                                                            206,238
                                                                                                      ---------------


See accompanying notes which are an integral part of the financial statements.
                                                                              32

 DEAN INTERNATIONAL FUND
 SCHEDULE OF INVESTMENTS
 MARCH 31, 2005 - (CONTINUED)
-------------------------------------------------------------------------------

          SHARES                  COMMON STOCKS - 99.90% - CONTINUED                                       VALUE

                                  PORTUGAL - 0.68%
                   34,278         Electricidade De Portugal SA *                                             $ 95,786
                                                                                                      ---------------

                                  RUSSIA - 0.95%
                    8,200         AFK Sistema GDR  * (b)                                                      133,250
                                                                                                      ---------------

                                  SINGAPORE - 5.48%
                  119,040         MobileOne Limited                                                           144,352
                   26,000         Singapore Airlines Ltd.                                                     187,595
                  252,000         Singapore Post Ltd.                                                         130,637
                   48,750         Singapore Press Holdings                                                    134,784
                   20,000         United Overseas Bank LTD                                                    174,620
                                                                                                      ---------------
                                                                                                              771,988
                                                                                                      ---------------

                                  SOUTH KOREA - 1.79%
                    6,830         KT&G Corp. - 144A GDR  (b)                                                  112,012
                    4,320         KT&G Corp.                                                                  140,384
                                                                                                      ---------------
                                                                                                              252,396
                                                                                                      ---------------

                                  SPAIN - 3.06%
                    3,502         Abertis Infraestructuras S.A.                                                79,334
                    1,261         Acciona S. A.                                                               114,070
                    2,409         Altadis S.A.                                                                 98,783
                    5,301         Iberdrola, S.A.                                                             139,036
                                                                                                      ---------------
                                                                                                              431,223
                                                                                                      ---------------

                                  SWEDEN - 0.72%
                    7,520         Investor AB                                                                 101,965
                                                                                                      ---------------

                                  SWITZERLAND - 5.15%
                      697         Nestle S.A.                                                                 191,369
                    3,779         Novartis AG                                                                 176,918
                    1,016         Roche Holdings AG Genusscheine                                              109,280
                    2,902         UBS AG                                                                      245,912
                                                                                                      ---------------
                                                                                                              723,479
                                                                                                      ---------------

                                  TAIWAN - 2.36%
                    6,540         Chunghwa Telecom ADR (a)                                                    138,583
                   20,445         Fubon Financial Holdings  GDR  (b)                                          194,841
                                                                                                      ---------------
                                                                                                              333,424
                                                                                                      ---------------

                                  THAILAND - 3.09%
                   59,100         Advanced Info Service                                                       154,115
                  440,100         Bank of Ayudhya Public Company *                                            133,892
                   21,700         Siam Cement Co.                                                             146,460
                                                                                                      ---------------
                                                                                                              434,467
                                                                                                      ---------------
See accompanying notes which are an integral part of the financial statements.
                                                                              33

 DEAN INTERNATIONAL FUND
 SCHEDULE OF INVESTMENTS
 MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------

          SHARES                  COMMON STOCKS - 99.90% - CONTINUED                                       VALUE

                                  UNITED KINGDOM - 16.57%
                   14,200         Admiral Group PLC  *                                                      $ 93,647
                    2,561         Astrazeneca Ord PLC                                                        100,949
                    7,269         BHP Billiton PLC                                                            97,662
                   22,884         BP PLC                                                                     237,186
                    9,790         Glaxosmithkline                                                            224,400
                   11,557         Great Universe                                                             198,950
                    7,530         Imperial Tobacco Group PLC                                                 197,641
                   18,600         National Grid Transco PLC                                                  172,310
                   45,478         O2 PLC*                                                                    102,480
                   38,798         Shell Transportation & Trading                                             348,244
                   13,921         Smith & Nephew PLC                                                         130,871
                   21,476         Tesco PLC                                                                  128,442
                  113,275         Vodafone Group                                                             300,740
                                                                                                      ---------------
                                                                                                           2,333,522
                                                                                                      ---------------

                                  TOTAL COMMON STOCKS (COST $11,810,443)                                $ 14,069,072
                                                                                                      ---------------


                                  WARRANTS - 0.00%

                                  CANADA - 0.00%
                    9,200         Oncolytics Biotech, Inc. expiring 10/7/2005(Cost $210) * (c)                      -
                                                                                                      ---------------




See accompanying notes which are an integral part of the financial statements.
                                                                              34

 DEAN INTERNATIONAL FUND
 SCHEDULE OF INVESTMENTS
 MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------

          SHARES                  MONEY MARKET SECURITIES - 0.09%                                          VALUE
          13,034                  Dreyfus Cash Management Fund                                               $ 13,034
                                                                                                      ---------------

                                  TOTAL MONEY MARKET SECURITIES (COST $13,034)                               $ 13,034
                                                                                                      ---------------

                                   TOTAL INVESTMENTS (COST $11,823,687) - 99.99%                         $ 14,082,106
                                                                                                      ---------------

                                   CASH AND OTHER ASSETS LESS LIABILITIES - 0.01%                                 952
                                                                                                      ---------------

                                   TOTAL NET ASSETS - 100.00%                                            $ 14,083,058
                                                                                                      ===============

  *   Non-income producing securities.

(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S.
exchange.
(b) Global Depositary Receipt - A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
(c) As of March 31, 2005, this security is currently valued at zero (according to fair value procedures approved by the Board of Trustees).


See accompanying notes which are an integral part of the financial statements.

                                                                              35



 DEAN INTERNATIONAL FUND
 SCHEDULE OF INVESTMENTS
 MARCH 31, 2005 - (CONTINUED)
--------------------------------------------------------------------------------
 DIVERSIFICATION OF ASSETS:
                                                                                                      PERCENTAGE OF
                                                                                                        NET ASSETS
 Banking                                                                                                      14.08%
 Oil & Natural Gas                                                                                            12.32%
 Communications                                                                                                9.53%
 Utilities                                                                                                     7.80%
 Pharmaceutical                                                                                                7.53%
 Tobacco Products                                                                                              6.85%
 Transportation                                                                                                5.42%
 Building Materials                                                                                            4.72%
 Financial Services                                                                                            4.03%
 Food & Beverages                                                                                              3.91%
 Real Estate Investment Trust                                                                                  3.86%
 Holding Company                                                                                               3.31%
 Retail                                                                                                        2.48%
 Insurance                                                                                                     2.28%
 Media                                                                                                         1.92%
 Chemicals                                                                                                     1.79%
 Personal Care                                                                                                 1.51%
 Electronics                                                                                                   0.99%
 Management Company                                                                                            0.94%
 Medical Devices                                                                                               0.93%
 Employment Agency                                                                                             0.76%
 Mining and Metals                                                                                             0.69%
 Other                                                                                                         2.34%
                                                                                                      ---------------
 Total                                                                                                        99.99%
 Other assets less liabilities                                                                                 0.01%
                                                                                                      ---------------
 Grand Total                                                                                                 100.00%
                                                                                                      ---------------




See accompanying notes which are an integral part of the financial statements.
                                                                              36


DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES
MARCH 31, 2005
--------------------------------------------------------------------------------

                                                             LARGE CAP         SMALL CAP         BALANCED         INTERNATIONAL
                                                              VALUE FUND      VALUE FUND           FUND               FUND
                                                           -----------------------------------------------------------------------

ASSETS
Investment in securities: (Notes 2,5,6 & 7)
  At cost                                                     $7,374,969       $ 14,990,505      $ 7,172,701         $ 11,823,687
                                                           ==============   ================   ==============   ==================
  At value                                                    $7,973,307       $ 16,934,811      $ 7,567,876         $ 14,082,106
Cash                                                                   -                 28               61                1,133
Cash denominated in foreign currency (Cost $14,091) (Note 6)           -                  -                -               13,798
Dividends and interest receivable (Note 2 & 6)                     7,739             12,736           33,615               37,013
Tax reclaims receivable                                                -                  -                -               11,159
Receivable for securities sold                                         -                  -                -               76,226
Receivable for capital shares sold                                 1,456                554            1,726                1,174
Net unrealized appreciation on forward foreign
  currency exchange contracts (Note 8)                                 -                  -                -                4,901
Receivable due from Adviser (Note 4)                                   -              9,351                -                    -
Prepaid expenses                                                  12,549             12,881           12,753               11,077
                                                           --------------   ----------------   --------------   ------------------
   TOTAL ASSETS                                                7,995,051         16,970,361        7,616,031           14,238,587
                                                           --------------   ----------------   --------------   ------------------

LIABILITIES
Payable for securities purchased                                       -                  -                -              107,410
Payable to trustees                                                1,658              2,400            1,200                1,500
Payable for capital shares redeemed                                    -                194            4,505                    -
Payable to Adviser (Note 4)                                        2,229                  -            2,297               10,840
Other liabilities                                                 22,256             39,456           22,535               35,779
                                                           --------------   ----------------   --------------   ------------------
   TOTAL LIABILITIES                                              26,143             42,050           30,537              155,529
                                                           --------------   ----------------   --------------   ------------------

NET ASSETS                                                    $7,968,908       $ 16,928,311      $ 7,585,494         $ 14,083,058
                                                           ==============   ================   ==============   ==================

Net assets consist of:
Paid in capital                                              $11,165,920       $ 14,012,683      $ 8,686,442         $ 15,081,683
Accumulated undistributed net investment income                        -                  -                -               36,899
Accumulated net realized gains (losses) from security
  transactions                                                (3,795,350)           971,322       (1,496,123)          (3,298,606)
Net unrealized appreciation (depreciation)
  on investments (Note 2)                                        598,338          1,944,306          395,175            2,258,419
Net unrealized appreciation (depreciation) on translation
  of assets and liabilities in foreign currencies (Note 6)             -                  -                -                4,663
                                                           --------------   ----------------   --------------   ------------------

NET ASSETS                                                    $7,968,908       $ 16,928,311      $ 7,585,494         $ 14,083,058
                                                           ==============   ================   ==============   ==================




See accompanying notes which are an integral part of the financial statements.

                                                                              37


DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES - CONTINUED               LARGE CAP         SMALL CAP         BALANCED         INTERNATIONAL
MARCH 31, 2005                                                VALUE FUND      VALUE FUND           FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------


PRICING OF CLASS A SHARES
Net assets applicable to Class A shares                       $7,392,623       $ 16,537,565      $ 7,241,665         $ 13,073,914
                                                           ==============   ================   ==============   ==================

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized)                                  726,312          1,154,396          739,292            1,076,496
                                                           ==============   ================   ==============   ==================

Net asset value and redemption price per share *                 $ 10.18            $ 14.33           $ 9.80              $ 12.14
                                                           ==============   ================   ==============   ==================

Maximum offering price per share                                 $ 10.74            $ 15.12          $ 10.34              $ 12.81
                                                           ==============   ================   ==============   ==================

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares                        $ 576,285          $ 390,746        $ 343,829          $ 1,009,144
                                                           ==============   ================   ==============   ==================

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized)                                   60,736             28,323           37,570               85,277
                                                           ==============   ================   ==============   ==================

Net asset value, offering price, and redemption
  price per share *                                               $ 9.49            $ 13.80           $ 9.15              $ 11.83
                                                           ==============   ================   ==============   ==================

* Redemption price per share may vary under certain circumstances including the length of time the shares were held. (Note 2)

See accompanying notes which are an integral part of the financial statements.

                                                                              38

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
FISCAL YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------


                                                             LARGE CAP     SMALL CAP        BALANCED       INTERNATIONAL
                                                            VALUE FUND      VALUE FUND       FUND              FUND
                                                          ------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of
    $55,258 for the International Fund) (Note 2 & 6)         $ 135,716        $ 205,262     $103,204              $ 387,633
  Interest (Note 2)                                              2,244            6,015       85,109                  2,208
                                                          -------------  ---------------  -----------   --------------------
    TOTAL INCOME                                               137,960          211,277      188,313                389,841
                                                          -------------  ---------------  -----------   --------------------

EXPENSES
  Investment advisory fees (Note 4)                             78,760          164,475       82,540                158,006
  Accounting services fees (Note 4)                             29,437           31,402       30,508                 44,542
  Professional fees                                             26,626           67,214       31,200                 48,908
  Transfer agent and shareholder servicing (Note 4)
      Class A                                                   24,348           31,997       23,290                 27,141
      Class C                                                    2,068            1,057        1,534                  2,053
  Custodian fees                                                 7,086           10,454        6,750                 32,666
  Registration fees
     Class A                                                    19,233           20,165       20,316                 21,514
     Class C                                                     2,298            1,365        1,899                  3,214
  Administrative services fees (Note 4)                         15,000           15,158       14,997                 14,998
  Trustees' fees and expenses                                    5,900           11,662        5,925                  6,431
  Reports to shareholders                                        3,085            7,066        3,085                  4,636
  Insurance expense                                              1,811            3,799        1,807                  3,028
  Other expenses                                                 1,728            2,111        1,948                  2,267
                                                          -------------  ---------------  -----------   --------------------
      TOTAL EXPENSES                                           217,380          367,925      225,799                369,404
  Fees waived and expenses reimbursed by Adviser (Note 4)      (64,584)         (58,965)     (67,337)               (95,001)
  Fees waived by Accounting Services Agent (Note 4)             (2,250)          (2,250)      (2,250)                (2,250)
                                                          -------------  ---------------  -----------   --------------------
      NET EXPENSES                                             150,546          306,710      156,212                272,153
                                                          -------------  ---------------  -----------   --------------------

NET INVESTMENT INCOME (LOSS)                                 $ (12,586)       $ (95,433)    $ 32,101              $ 117,688

                                                          -------------  ---------------  -----------   --------------------



See accompanying notes which are an integral part of the financial statements.
                                                                              39

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
FISCAL YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------


                                                             LARGE CAP     SMALL CAP        BALANCED       INTERNATIONAL
                                                            VALUE FUND      VALUE FUND       FUND              FUND
                                                          ------------------------------------------------------------------
REALIZED & UNREALIZED GAINS (LOSSES)
  Net realized gains from:
      Security transactions                                  $ 903,941      $ 2,282,076     $918,335            $ 1,959,089
      Foreign currency transactions (Note 6)                         -                -            -                107,661
  Net change in unrealized appreciation (depreciation) on:
      Investments                                             (322,833)        (377,944)    (583,868)                 8,865
      Foreign currency translation (Note 6)                          -                -            -                (48,059)
                                                          -------------  ---------------  -----------   --------------------

NET REALIZED & UNREALIZED GAINS
  ON INVESTMENTS & FOREIGN CURRENCIES                          581,108        1,904,132      334,467              2,027,556
                                                          -------------  ---------------  -----------   --------------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                            $ 568,522      $ 1,808,699     $366,568            $ 2,145,244
                                                          =============  ===============  ===========   ====================



See accompanying notes which are an integral part of the financial statements.

                                                                              40

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  LARGE CAP VALUE FUND                  SMALL CAP VALUE FUND
                                                                 YEAR              YEAR               YEAR                YEAR
                                                                 ENDED             ENDED              ENDED              ENDED
                                                               MARCH 31,         MARCH 31,          MARCH 31,          MARCH 31,
                                                                 2005              2004               2005                2004
                                                           ------------------  --------------   ------------------   ---------------

FROM OPERATIONS:
   Net investment (loss)                                           $ (12,586)      $ (33,710)           $ (95,433)       $ (160,255)
   Net realized gains (losses) from security transactions            903,941        (338,084)           2,282,076         3,791,781
   Net change in net unrealized appreciation (depreciation)
      on investments                                                (322,833)      3,488,596             (377,944)        3,113,453
                                                           ------------------  --------------   ------------------   ---------------
Net increase (decrease) in net assets from operations                568,522       3,116,802            1,808,699         6,744,979
                                                           ------------------  --------------   ------------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From realized gains, Class A                                            -               -           (2,427,917)                -
   From realized gains, Class C                                            -               -              (85,840)                -
                                                           ------------------  --------------   ------------------   ---------------
Decrease in net assets from distributions
      to shareholders                                                      -               -           (2,513,757)                -
                                                           ------------------  --------------   ------------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS:
CLASS A
   Proceeds from shares sold                                         425,957         896,869              497,118           171,183
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                        -               -            2,327,982                 -
   Payments for shares redeemed                                   (1,019,201)     (3,091,338)          (2,048,051)       (2,298,194)
                                                           ------------------  --------------   ------------------   ---------------
Net increase (decrease) in net assets from Class A
   share transactions                                               (593,244)     (2,194,469)             777,049        (2,127,011)
                                                           ------------------  --------------   ------------------   ---------------

CLASS C
   Proceeds from shares sold                                         112,707         100,279              102,019            14,159
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                        -               -               15,999                 -
   Payments for shares redeemed                                     (130,269)       (148,611)            (382,867)         (117,276)
                                                           ------------------  --------------   ------------------   ---------------

Net (decrease) in net assets from Class C share transactions         (17,562)        (48,332)            (264,849)         (103,117)
                                                           ------------------  --------------   ------------------   ---------------
Net increase (decrease) in net assets from capital share
    transactions                                                    (610,806)     (2,242,801)             512,200        (2,230,128)
                                                           ------------------  --------------   ------------------   ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            $ (42,284)      $ 874,001           $ (192,858)      $ 4,514,851
                                                           ------------------  --------------   ------------------   ---------------

NET ASSETS:
   Beginning of year                                             $ 8,011,192     $ 7,137,191         $ 17,121,169      $ 12,606,318
                                                           ------------------  --------------   ------------------   ---------------
   End of year                                                   $ 7,968,908     $ 8,011,192         $ 16,928,311      $ 17,121,169
                                                           ==================  ==============   ==================   ===============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME                                                  $ -             $ -                  $ -          $ 77,745
                                                           ==================  ==============   ==================   ===============









See accompanying notes which are an integral part of the financial statements.
                                                                              41

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                  LARGE CAP VALUE FUND                  SMALL CAP VALUE FUND
                                                                 YEAR              YEAR               YEAR                YEAR
                                                                 ENDED             ENDED              ENDED              ENDED
                                                               MARCH 31,         MARCH 31,          MARCH 31,          MARCH 31,
                                                                 2005              2004               2005                2004
                                                           ------------------  --------------   ------------------   ---------------
CAPITAL SHARE ACTIVITY:
CLASS A
   Shares sold                                                        43,229         105,819               34,545            12,756
   Shares issued in reinvestment of distributions
      to shareholders                                                      -               -              156,213                 -
   Shares redeemed                                                  (105,385)       (368,170)            (138,442)         (175,805)
                                                           ------------------  --------------   ------------------   ---------------
   Net increase (decrease) in shares outstanding                     (62,156)       (262,351)              52,316          (163,049)
   Shares outstanding, beginning of year                             788,468       1,050,819            1,102,080         1,265,129
                                                           ------------------  --------------   ------------------   ---------------
   Shares outstanding, end of year                                   726,312         788,468            1,154,396         1,102,080
                                                           ==================  ==============   ==================   ===============

CLASS C
   Shares sold                                                        12,499          12,667                7,310             1,125
   Shares issued in reinvestment of distributions
      to shareholders                                                      -               -                1,120                 -
   Shares redeemed                                                   (13,901)        (18,552)             (27,616)          (10,291)
                                                           ------------------  --------------   ------------------   ---------------
   Net (decrease) in shares outstanding                               (1,402)         (5,885)             (19,186)           (9,166)
   Shares outstanding, beginning of year                              62,138          68,023               47,509            56,675
                                                           ------------------  --------------   ------------------   ---------------
   Shares outstanding, end of year                                    60,736          62,138               28,323            47,509
                                                           ==================  ==============   ==================   ===============









See accompanying notes which are an integral part of the financial statements.

                                                                              42


DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                     BALANCED FUND                  INTERNATIONAL
                                                                 YEAR              YEAR               YEAR                YEAR
                                                                 ENDED             ENDED              ENDED              ENDED
                                                               MARCH 31,         MARCH 31,          MARCH 31,          MARCH 31,
                                                                 2005              2004               2005                2004
                                                           ------------------  --------------   ------------------   ---------------

FROM OPERATIONS:
   Net investment income                                            $ 32,101        $ 34,691            $ 117,688          $ 29,378
   Net realized gains (losses) from:
      Security transactions                                          918,335        (213,526)           1,959,089         1,643,117
      Foreign currency transactions                                        -               -              107,661            79,806
   Net change in net unrealized appreciation (depreciation) on:
      Investments                                                   (583,868)      3,175,208                8,865         2,783,344
      Foreign currency translation                                         -               -              (48,059)          (15,902)
                                                           ------------------  --------------   ------------------   ---------------
Net increase in net assets from operations                           366,568       2,996,373            2,145,244         4,519,743
                                                           ------------------  --------------   ------------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                               (32,101)        (34,691)            (181,805)         (371,564)
   From net investment income, Class C                                     -               -               (6,645)          (24,437)
   From return of capital, Class A                                    (3,833)        (15,877)                   -           (37,820)
   From return of capital, Class C                                         -          (2,645)                   -            (2,725)
                                                           ------------------  --------------   ------------------   ---------------
Decrease in net assets from distributions
      to shareholders                                                (35,934)        (53,213)            (188,450)         (436,546)
                                                           ------------------  --------------   ------------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS:
CLASS A
   Proceeds from shares sold                                         234,156         102,009              863,800         7,519,780
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                   35,255          49,798              154,390           385,875
   Payments for shares redeemed                                   (2,125,438)     (2,270,456)            (602,058)       (7,960,019)
                                                           ------------------  --------------   ------------------   ---------------
Net increase (decrease) in net assets from Class A
   share transactions                                             (1,856,027)     (2,118,649)             416,132           (54,364)
                                                           ------------------  --------------   ------------------   ---------------

CLASS C
   Proceeds from shares sold                                          77,238          12,562              303,660           281,385
   Net asset value of shares issued in
      reinvestment of distributions to shareholders                        -             282                2,541            18,896
   Payments for shares redeemed                                     (355,111)       (402,515)            (219,426)         (194,237)
                                                           ------------------  --------------   ------------------   ---------------
Net increase (decrease) in net assets from Class C
   share transactions                                               (277,873)       (389,671)              86,775           106,044
                                                           ------------------  --------------   ------------------   ---------------
Net increase (decrease) in assets from capital share transactions (2,133,900)     (2,508,320)             502,907            51,680
                                                           ------------------  --------------   ------------------   ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         $ (1,803,266)      $ 434,840          $ 2,459,701       $ 4,134,877
                                                           ------------------  --------------   ------------------   ---------------

NET ASSETS:
   Beginning of year                                             $ 9,388,760     $ 8,953,920         $ 11,623,357       $ 7,488,480
                                                           ------------------  --------------   ------------------   ---------------
   End of year                                                   $ 7,585,494     $ 9,388,760         $ 14,083,058      $ 11,623,357
                                                           ==================  ==============   ==================   ===============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME (LOSS)                                           $ -             $ -             $ 36,899         $ (50,047)
                                                           ==================  ==============   ==================   ===============





See accompanying notes which are an integral part of the financial statements.
                                                                              43


DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                     BALANCED FUND                       INTERNATIONAL FUND
                                                                 YEAR              YEAR               YEAR                YEAR
                                                                 ENDED             ENDED              ENDED              ENDED
                                                               MARCH 31,         MARCH 31,          MARCH 31,          MARCH 31,
                                                                 2005              2004               2005                2004
                                                           ------------------  --------------   ------------------   ---------------
CAPITAL SHARE ACTIVITY:
CLASS A
   Shares sold                                                        24,315          11,574               79,337           888,007
   Shares issued in reinvestment of distributions
      to shareholders                                                  3,646           5,616               12,717            40,195
   Shares redeemed                                                  (222,570)       (270,158)             (53,239)         (919,915)
                                                           ------------------  --------------   ------------------   ---------------
   Net increase (decrease) in shares outstanding                    (194,609)       (252,968)              38,815             8,287
   Shares outstanding, beginning of year                             933,901       1,186,869            1,037,681         1,029,394
                                                           ------------------  --------------   ------------------   ---------------
   Shares outstanding, end of year                                   739,292         933,901            1,076,496         1,037,681
                                                           ==================  ==============   ==================   ===============

CLASS C
   Shares sold                                                         8,676           1,544               28,809            27,485
   Shares issued in reinvestment of distributions
      to shareholders                                                      -              33                  214             2,032
   Shares redeemed                                                   (39,458)        (51,796)             (20,520)          (19,746)
                                                           ------------------  --------------   ------------------   ---------------
   Net increase (decrease) in shares outstanding                     (30,782)        (50,219)               8,503             9,771
   Shares outstanding, beginning of year                              68,352         118,571               76,774            67,003
                                                           ------------------  --------------   ------------------   ---------------
   Shares outstanding, end of year                                    37,570          68,352               85,277            76,774
                                                           ==================  ==============   ==================   ===============



See accompanying notes which are an integral part of the financial statements.
                                                                              44

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,      MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                    $ 9.46           $ 6.40         $ 10.75         $ 11.97        $ 11.11
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income (loss)                          (0.01)           (0.04)          (0.03)          (0.06)(a)       0.02
   Net realized and unrealized gains (losses)
      on investments                                      0.73             3.10           (4.08)           0.12           0.97
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total income (loss) from investment operations            0.72             3.06           (4.11)           0.06           0.99
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                                -                -               -               -          (0.13)
   From net realized gains                                   -                -           (0.24)          (1.28)             -
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total distributions                                          -                -           (0.24)          (1.28)         (0.13)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                         $ 10.18           $ 9.46          $ 6.40         $ 10.75        $ 11.97
                                                  =============   ==============   =============  ==============  =============

Total Return  (b)                                        7.61%           47.81%          (38.49)%         0.17%          9.03%
                                                  =============   ==============   =============  ==============  =============

Net assets, end of period                          $ 7,392,623      $ 7,459,239     $ 6,725,313    $ 15,204,763   $ 14,247,739
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.75%            2.58%           2.31%           1.91%          2.23%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           1.85%            1.85%           1.85%           1.85%          1.85%
     and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                               (0.10)%          (0.37)%         (0.32)%         (0.52)%        0.19%
Portfolio turnover rate                                    43%              42%             55%            102%           103%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes which are an integral part of the financial statements.

                                                                              45

DEAN FAMILY OF FUNDS
LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,      MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                    $ 8.88           $ 6.05         $ 10.29         $ 11.59        $ 10.71
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment loss                                   (0.09)           (0.09)          (0.09)          (0.14)(a)      (0.04)
   Net realized and unrealized gains (losses)
      on investments                                      0.70             2.92           (3.91)           0.12           0.93
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total income (loss) from investment operations            0.61             2.83           (4.00)          (0.02)          0.89
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                                -                -               -               -          (0.01)
   From net realized gains                                   -                -           (0.24)          (1.28)             -
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total distributions                                          -                -           (0.24)          (1.28)         (0.01)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                          $ 9.49           $ 8.88          $ 6.05         $ 10.29        $ 11.59
                                                  =============   ==============   =============  ==============  =============

Total Return  (b)                                        6.87%           46.78%          (39.16)%         (0.52)%        8.35%
                                                  =============   ==============   =============  ==============  =============

Net assets, end of period                            $ 576,285        $ 551,953       $ 411,878       $ 907,393      $ 441,646
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.86%            4.24%           2.65%           3.03%          4.37%
      and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           2.60%            2.60%           2.60%           2.60%          2.60%
      and Accounting Services Agent
Ratio of net investment loss
     to average net assets                               (0.85)%          (1.11)%         (1.06)%         (1.28)%        (0.56)%
Portfolio turnover rate                                    43%              42%             55%            102%           103%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.


See accompanying notes which are an integral part of the financial statements.

                                                                              46

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                   $ 14.91           $ 9.55         $ 13.37         $ 10.40         $ 8.95
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income (loss)                          (0.08)           (0.14)          (0.08)           0.03 (a)       0.08
   Net realized and unrealized gains (losses)
      on investments                                      1.81             5.50           (3.69)           2.97           1.44
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total income (loss) from investment operations            1.73             5.36           (3.77)           3.00           1.52
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                                -                -               -           (0.03)         (0.07)
   From net realized gains                               (2.31)               -           (0.05)              -              -
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total distributions                                      (2.31)               -           (0.05)          (0.03)         (0.07)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                         $ 14.33          $ 14.91          $ 9.55         $ 13.37        $ 10.40
                                                  =============   ==============   =============  ==============  =============

Total Return  (b)                                       11.56%           56.13%          (28.24)%        28.88%         16.94%
                                                  =============   ==============   =============  ==============  =============

Net assets, end of period                         $ 16,537,565     $ 16,435,083    $ 12,078,397    $ 21,187,653   $ 16,208,623
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.23%            2.08%           2.01%           1.84%          2.40%
      and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           1.85%            1.85%           1.85%           1.84%          1.85%
      and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                               (0.55)%          (0.99)%         (0.65)%         0.26%          0.79%
Portfolio turnover rate                                    72%              82%             82%             67%            54%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes which are an integral part of the financial statements.
                                                                              47

DEAN FAMILY OF FUNDS
SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                   $ 14.44           $ 9.31         $ 13.05         $ 10.20         $ 8.80
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income (loss)                          (0.16)           (0.23)          (0.11)          (0.06)(a)       0.03
   Net realized and unrealized gains (losses)
      on investments                                      1.83             5.36           (3.58)           2.91           1.44
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total income (loss) from investment operations            1.67             5.13           (3.69)           2.85           1.47
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                                -                -               -               -          (0.07)
   From net realized gains                               (2.31)               -           (0.05)              -              -
                                                  -------------   --------------   -------------
                                                                                                  --------------  -------------
Total distributions                                      (2.31)               -           (0.05)              -          (0.07)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                         $ 13.80          $ 14.44          $ 9.31         $ 13.05        $ 10.20
                                                  =============   ==============   =============  ==============  =============

Total Return  (b)                                       11.61%           55.10%          (28.32)%        27.94%         16.66%
                                                  =============   ==============   =============  ==============  =============

Net assets, end of period                            $ 390,746        $ 686,086       $ 527,921       $ 797,669      $ 683,137
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.37%            3.53%           2.19%           3.69%          3.18%
      and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           2.36%            2.60%           2.19%           2.60%          2.31%
      and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                               (1.01)%          (1.74)%         (0.99)%         (0.49)%        0.35%
Portfolio turnover rate                                    72%              82%             82%             67%            54%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes which are an integral part of the financial statements.
                                                                              48

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                    $ 9.41           $ 6.89         $ 10.15         $ 10.92        $ 10.16
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income                                  0.05             0.04            0.06            0.09 (a)       0.20
   Net realized and unrealized gains (losses)
      on investments                                      0.39             2.53           (2.69)          (0.26)          0.98
                                                  -------------   --------------   -------------  --------------  -------------
Total income (loss) from investment operations            0.44             2.57           (2.63)          (0.17)          1.18
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                            (0.05)           (0.03)          (0.06)          (0.10)         (0.19)
   From net realized gains                                   -                -           (0.26)          (0.50)         (0.23)
   From return of capital                                    - (b)        (0.02)          (0.31)              -              -
                                                  -------------   --------------   ------------- --------------  -------------
Total distributions                                      (0.05)           (0.05)          (0.63)          (0.60)         (0.42)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                          $ 9.80           $ 9.41          $ 6.89         $ 10.15        $ 10.92
                                                  =============   ==============   =============  ==============  =============

Total Return  (c)                                        4.65%           37.36%          (26.10)%         (1.75)%       11.93%
                                                  =============   ==============   ============== ==============  =============

Net assets, end of period                          $ 7,241,665      $ 8,786,461     $ 8,183,461    $ 12,509,111   $ 12,453,481
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.73%            2.41%           2.21%           2.01%          2.04%
     and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           1.85%            1.85%           1.85%           1.85%          1.84%
     and Accounting Services Agent
Ratio of net investment income
     to average net assets                               0.44%            0.41%           0.77%           0.88%          1.89%
Portfolio turnover rate                                    29%              44%             51%             86%            66%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Return of capital represents less than $0.01 per share.
(c) Total returns shown exclude the effect of applicable sales loads.


See accompanying notes which are an integral part of the financial statements.
                                                                              49

DEAN FAMILY OF FUNDS
BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                    $ 8.81           $ 6.50          $ 9.63         $ 10.40        $ 10.00
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income (loss)                          (0.04)           (0.03)           0.01               - (a)       0.12
   Net realized and unrealized gains (losses)
      on investments                                      0.38             2.38           (2.53)          (0.23)          0.95
                                                  -------------   --------------   ------------- --------------  -------------
Total income (loss) from investment operations            0.34             2.35           (2.52)          (0.23)          1.07
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                                -                -           (0.04)          (0.04)         (0.12)
   From net realized gains                                   -                -           (0.26)          (0.50)         (0.55)
   From return of capital                                    -            (0.04)          (0.31)              -              -
                                                  -------------   --------------   ------------- --------------  -------------
Total distributions                                          -            (0.04)          (0.61)          (0.54)         (0.67)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                          $ 9.15           $ 8.81          $ 6.50          $ 9.63        $ 10.40
                                                  =============   ==============   =============  ==============  =============

Total Return  (b)                                        3.86%           36.16%          (26.37)%         (2.38)%       11.03%
                                                  =============   ==============   =============  ==============  =============

Net assets, end of period                            $ 343,829        $ 602,299       $ 770,459     $ 1,205,394      $ 485,234
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.83%            3.79%           2.35%           4.01%          2.73%
      and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           2.60%            2.60%           2.35%           2.60%          2.60%
      and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                               (0.33)%          (0.32)%         0.29%           0.00%          1.14%
Portfolio turnover rate                                    29%              44%             51%             86%            66%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes which are an integral part of the financial statements.
                                                                              50


DEAN FAMILY OF FUNDS
INTERNATIONAL FUND - CLASS A
FINANCIAL HIGHLIGHTS (Continued)
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                   $ 10.45           $ 6.84          $ 9.18          $ 9.96        $ 20.11
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income (loss)                           0.11             0.04               -           (0.06)(a)      (0.11)
   Net realized and unrealized gains (losses)
      on investments                                      1.75             3.98           (2.34)          (0.71)         (5.88)
                                                  -------------   --------------   ------------- --------------  -------------
Total income (loss) from investment operations            1.86             4.02           (2.34)          (0.77)         (5.99)
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                            (0.17)           (0.37)              -           (0.01)         (0.01)
   From net realized gains                                   -                -               -               -          (4.15)
   From return of capital                                    -            (0.04)              -               -              -
                                                  -------------   --------------   ------------- --------------  -------------
Total distributions                                      (0.17)           (0.41)              -           (0.01)         (4.16)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                         $ 12.14          $ 10.45          $ 6.84          $ 9.18         $ 9.96
                                                  =============   ==============   =============  ==============  =============

Total Return  (b)                                       17.82%           59.23%          (25.49)%         (7.77)%       (30.61)%
                                                  =============   ==============   =============  ==============  =============

Net assets, end of period                         $ 13,073,914     $ 10,842,350     $ 7,041,919    $ 12,078,887   $ 14,614,461
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.91%            3.34%           3.07%           2.73%          2.26%
      and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           2.10%            2.10%           2.10%           2.10%          2.06%
      and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                               0.99%            0.33%           (0.05)%         (0.67)%        (0.72)%
Portfolio turnover rate                                    94%             131%            143%            121%           146%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.


See accompanying notes which are an integral part of the financial statements.

                                                                              51

DEAN FAMILY OF FUNDS
INTERNATIONAL FUND - CLASS C
FINANCIAL HIGHLIGHTS (Continued)
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2005             2004            2003            2002           2001
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, beginning of period                   $ 10.17           $ 6.66          $ 9.06          $ 9.88        $ 19.76
                                                  -------------   --------------   -------------  --------------  -------------
Income (loss) from investment operations:
   Net investment income (loss)                           0.02            (0.15)          (0.07)          (0.12)(a)      (0.21)
   Net realized and unrealized gains (losses)
      on investments                                      1.71             4.05           (2.33)          (0.70)         (5.78)
                                                  -------------   --------------   ------------- --------------  -------------
Total income (loss) from investment operations            1.73             3.90           (2.40)          (0.82)         (5.99)
                                                  -------------   --------------   -------------  --------------  -------------

Less distributions:
   From net investment income                            (0.07)           (0.35)              -               -          (0.01)
   From net realized gains                                   -                -               -               -          (3.88)
   From return of capital                                    -            (0.04)              -               -              -
                                                  -------------   --------------   ------------- --------------  -------------
Total distributions                                      (0.07)           (0.39)              -               -          (3.89)
                                                  -------------   --------------   -------------  --------------  -------------

Net asset value, end of period                         $ 11.83          $ 10.17          $ 6.66          $ 9.06         $ 9.88
                                                  =============   ==============   =============  ==============  =============

Total Return  (b)                                       17.05%           59.15%          (26.49)%         (8.30)%       (30.90)%
                                                  =============   ==============   =============  ==============  =============

Net assets, end of period                          $ 1,009,144        $ 781,007       $ 446,561       $ 840,398    $ 1,326,365
                                                  =============   ==============   =============  ==============  =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           3.09%            4.70%           3.23%           4.16%          2.72%
      and Accounting Services Agent
   After fee waivers and/or expense
      reimbursement by Adviser                           2.85%            2.85%           2.85%           2.85%          2.72%
      and Accounting Services Agent
Ratio of net investment income (loss)
     to average net assets                               0.20%            (0.42)%         (0.71)%         (1.30)%        (1.40)%
Portfolio turnover rate                                    94%             131%            143%            121%           146%

(a) Net investment income (loss) is based on average shares outstanding during the year.
(b) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes which are an integral part of the financial statements.

                                                                              52

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION

The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Fund (formerly the International Value Fund) (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International
Fund) were purchased at $10.00 per share. The International Fund was capitalized on October 13, 1997, when the initial shares of the International Fund were purchased at $10.00 per share.

The LARGE CAP VALUE FUND seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The SMALL CAP VALUE FUND seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The BALANCED FUND seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The INTERNATIONAL FUND seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.54% of net asset value and a distribution and service fee of up to 0.25% per annum of the average daily net assets allocable to Class A shares) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% of net asset value if redeemed within a one-year period from purchase and a distribution and service fee of up to 1.00% per annum of average daily net assets allocable to Class C shares). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares may bear the expenses of higher distribution and service fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and iv) each class has different exchange privileges.

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties as officers and Trustees of the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Trust's significant accounting policies:


Security valuation - Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price; (2) securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price; (3) securities traded in the over-the-counter market that are not quoted by NASDAQ, are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities; (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market; (5) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities; (6) securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange; (7) short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost; and (8) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

If trading in a stock is halted and does not resume before the Fund calculates its net asset value, the Fund may value the security at its fair value. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. If an event that may change the value of a security held in a Fund's portfolio occurs after the closing of the applicable market, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the market quotation and may affect the calculation of the Fund's net asset value.

Share valuation - On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

A contingent deferred sales load is imposed upon certain redemptions of Class A shares that were purchased at net asset value if a commission was paid by 2480 Securities, LLC (the Underwriter) to a participating unaffiliated dealer at the time of the purchase and the Class A shares are redeemed within one year from the date of purchase. The contingent deferred sales load will equal the commission percentage paid at the time of purchase (up to 1.00%) applied to the lesser of the net asset value of the Class A shares at the time of purchase or the net asset value of the Class A shares at the time of redemption. In addition, Class C shares of each Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized using the effective interest method.

Distributions to shareholders - The Balanced Fund distributes substantially all of its net investment income, if any, on a quarterly basis. Each of the Large Cap Value Fund, Small Cap Value Fund and International Fund distribute substantially all of its net investment income, if any, on an annual basis. In addition, each Fund distributes any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocation between classes - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

Investment transactions - Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in subchapter M of the Internal Revenue Code of 1986, as amended, (the Code), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

As of March 31, 2005, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

-------------------------------------------------------------------------------------------------------------------
FUND                                                  AMOUNT                              EXPIRES MARCH 31,
-------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                               $ 1,089,633                                2011
-------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                               $  2,705,717                               2012
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                      $    478,290                               2011
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                      $  1,017,833                               2012
-------------------------------------------------------------------------------------------------------------------
International Fund                                 $  2,322,810                               2010
-------------------------------------------------------------------------------------------------------------------
International Fund                                 $    257,125                               2011
-------------------------------------------------------------------------------------------------------------------
International Fund                                 $    158,430                               2012
-------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2005, the Large Cap Value Fund utilized capital loss carryforwards of $903,941; the Balanced Fund utilized capital loss carryforwards of $918,335; and the International Fund utilized capital loss carryforwards of $1,909,042.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2005:

-------------------------------------------------------------------------------------------------------------------
                                                 LARGE CAP       SMALL CAP       BALANCED        INTERNATIONAL
                                                VALUE FUND      VALUE FUND         FUND              FUND
-------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation                   $ 917,785      $ 2,417,228      $ 672,936        $ 2,435,765

Gross unrealized depreciation                    (319,447)        (472,922)      (277,761)          (732,924)
                                               -----------    ------------     ---------         ------------

Net unrealized appreciation (depreciation)      $ 598,338      $ 1,944,306     $ 395,175         $ 1,702,841
                                                ==========     ===========     =========         ============

Federal income tax cost                        $ 7,374,969    $ 14,990,505    $ 7,172,701       $ 12,383,928
                                               ===========    ============    ===========       =============

-------------------------------------------------------------------------------------------------------------------


The difference between the Federal income tax cost and financial statement cost of portfolio investments is due to tax deferral of losses on wash sales.

3. DISTRIBUTION TO SHAREHOLDERS

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferral due to wash sales and treatment for foreign currency transactions. To the extent these difference are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

THE LARGE CAP VALUE FUND

There were no distributions for the Large Cap Value Fund for the fiscal years ended March 31, 2005 and 2004.

As of March 31, 2005 and March 31, 2004, the components of accumulated deficit on a tax basis were as follows:

----------------------------------------------------------------------------------------------
                                                      2005                     2004
----------------------------------------------------------------------------------------------
Undistributed ordinary income                                  $ -                      $ -
Accumulated capital and other losses                   (3,795,350)              (4,699,691)
Unrealized appreciation (depreciation)                    598,338                  921,171
                                               -------------------       ------------------
Accumulated deficit                                  $ (3,197,012)            $ (3,778,520)
                                               ===================       ==================

----------------------------------------------------------------------------------------------


THE SMALL CAP VALAUE FUND

There were no distributions for the Small Cap Value Fund for the fiscal year ended March 31, 2004. On December 14, 2004, the Fund paid capital gains distributions totaling $1.2262 for Class A & C shares to shareholders of record as of December 13, 2004. On December 29, 2004, the Fund paid capital gains distributions totaling $1.0823 for Class A & C shares to shareholders of record as of December 28, 2004.

The tax character of distributions paid during fiscal years 2004 and 2005 was as follows:

----------------------------------------------------------------------------------------------------
                                                                2005                  2004
----------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                                     $ -                    $ -
  Short-term capital gain                                         976,344
  Long-term capital gain                                        1,537,413                      -
                                                            --------------      -----------------
                                                              $ 2,513,757                    $ -
                                                            ==============      =================

----------------------------------------------------------------------------------------------------

As of March 31, 2005 and March 31, 2004, the components of distributable earnings on a tax basis were as follows:

----------------------------------------------------------------------------------------------------
                                                                2005                  2004
----------------------------------------------------------------------------------------------------
Undistributed ordinary income                                         $ -               $ 77,745
Undistributed accumulated capital gains                           971,322              1,220,759
Unrealized appreciation (depreciation)                          1,944,306              2,322,250
                                                            --------------      -----------------
                                                              $ 2,915,628            $ 3,620,754
                                                            ==============      =================

----------------------------------------------------------------------------------------------------


DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005

THE BALANCED FUND

On September 30, 2004, an income distribution of $0.0211 per share was paid to Class A shareholders of record as of September 29, 2004. On March 30, 2005 an income distribution of $0.0257 per share was paid to Class A shareholders of record as of March 29, 2005.

The tax character of distributions paid during fiscal years 2005 and 2004 was as follows:


----------------------------------------------------------------------------------------------------------------
                                                                        2005                     2004
----------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                                          $ 32,101                  $ 34,691
  Long-term capital gain                                                          -                        -
                                                                 -------------------       ------------------
                                                                             32,101                   34,691
  Return of capitaL                                                           3,833                   18,522
                                                                 -------------------       ------------------
                                                                           $ 35,934                 $ 53,213
                                                                 ===================       ==================

----------------------------------------------------------------------------------------------------------------

As of March 31, 2005 and March 31, 2004, the components of accumulated deficit on a tax basis were as follows:

----------------------------------------------------------------------------------------------------------------
                                                                        2005                     2004
----------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                   $ -                      $ -
Accumulated capital and other losses                                     (1,496,123)              (2,414,459)
Unrealized appreciation (depreciation)                                      395,175                  979,043
                                                                 -------------------       ------------------
Accumulated deficit                                                    $ (1,100,948)            $ (1,435,416)
                                                                 ===================       ==================

----------------------------------------------------------------------------------------------------------------

THE INTERNATIONAL FUND

On December 29, 2004, an income distribution of $0.1725 per share was paid to Class A shareholders of record as of December 28, 2004. On December 29, 2004 an income distribution of $0.0739 per share was paid to Class C shareholders of record as of December 28, 2004.

The tax character of distributions paid during fiscal year 2004 and 2005 was as follows:

-------------------------------------------------------------------------------------------------
                                                      2005                         2004
-------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                          $ 188,450                 $ 396,001
  Long-term capital gain                                          -                          -
                                             ------------------------       -------------------
                                                             188,450                   396,001
  Return of capital                                                -                    40,545
                                             ------------------------       -------------------
                                                           $ 188,450                 $ 436,546
                                             ========================       ===================

-------------------------------------------------------------------------------------------------



                                                                              58

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------


As of March 31, 2005 and March 31, 2004, the components of accumulated deficit on a tax basis were as follows:

-------------------------------------------------------------------------------------------------
                                                      2005                         2004
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                               $ 43,947                       $ -
Accumulated capital and other losses *                    (2,738,365)               (4,647,408)
Unrealized appreciation (depreciation)                     1,702,841                 1,691,989
Other temporary differences                                   (7,048)                        -
                                             ------------------------       -------------------
Accumulated deficit                                       $ (998,625)             $ (2,955,419)
                                             ========================       ===================

-------------------------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Certain officers of the Trust are also officers or employees of Dean Investment Associates, LLC (formerly C.H. Dean & Associates, Inc.) (the Adviser) or of Unified Fund Services, Inc. (UFS), the administrative services agent, transfer and shareholder servicing agent, and accounting services agent for the Trust.

INVESTMENT  ADVISORY  AND  SUB-ADVISORY  AGREEMENT

The Fund's investments are managed by the Adviser pursuant to the terms of an advisory agreement. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets of the International Fund. As of March 31, 2005, the Advisor was owed $2,229, $2,297 and $10,840 from the Large Cap, the Balanced Fund and the International Fund, respectively. As of March 31, 2005, the Small Cap Fund was owed by the Advisor $9,351.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the annual rate of 0.50% of the Fund's average daily net assets. Boston Safe Deposit and Trust Company, the custodian for the International Fund, and Newton Capital are affiliated by common ownership.

Pursuant to an Expense Limitation Agreement between the Adviser and the Trust, the Adviser waived a portion of its advisory fees for each Fund to the extent that the Fund's operating expenses exceeded the applicable operating expense limit amount during the fiscal year ended March 31, 2005. There is no obligation for the Trust to repay the amounts of the advisory fees waived. The Adviser waived fees of $64,854 for the Large Cap Value Fund, $58,965 for the Small Cap Value Fund, $67,337 for the Balanced Fund, and $95,001 for the International Fund during the fiscal year ended March 31, 2005. The operating expense limit with respect to each class of each Fund is based on a percentage of the average daily net assets of each class of each Fund as follows:

          FUND               CLASS       MAXIMUM OPERATING EXPENSE LIMIT
-------------------       ---------      -------------------------------

Large Cap Value Fund       Class A                    1.85%
Large Cap Value Fund       Class C                    2.60%
Small Cap Value Fund       Class A                    1.85%
Small Cap Value Fund       Class C                    2.60%
Balanced Fund              Class A                    1.85%
Balanced Fund              Class C                    2.60%
International Fund         Class A                    2.10%
International Fund         Class C                    2.85%

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

ADMINISTRATION AGREEMENT

Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board ofTrustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.03% on such net assets in excess of $250 million, subject to a $15,000 minimum annual fee for each Fund. In addition each Fund pays additional expenses including, but not limited to, fees for federal and state securities registration.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer and shareholder servicing agent for the Trust. UFS maintains the records of each shareholder's account, answers shareholder inquires concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For these services, UFS receives a monthly fee of $1.30 per active shareholder account, subject to a $2,000 minimum monthly fee for each Fund. The Trust also receives a 50% discount for a share class with assets up to $2 million and 25% for a share class with assets between $2 and $5 million. There is no discount for a share class with assets over $5 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies. For the fiscal year ended March 31, 2005, each share class accrued transfer agent and shareholder servicing fees as follows:

           FUND                  CLASS      TRANSFER AGENT AND
                                            SHAREHOLDER SERVICING
                                                    FEES
----------------------------  ------------  --------------------

Large Cap Value Fund          Class A                  $ 24,348
Large Cap Value Fund          Class C                     2,068
Small Cap Value Fund          Class A                    31,997
Small Cap Value Fund          Class C                     1,057
Balanced Fund                 Class A                    23,290
Balanced Fund                 Class C                     1,534
International Fund            Class A                    27,141
International Fund            Class C                     2,053

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to $26,000 minimum annual fees for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund's portfolio securities. UFS credited accounting services fees of $2,250 per Fund during the fiscal year ended March 31, 2005. For the year ended March 31, 2005, UFS voluntarily waived $2,250 of its accounting services fees for each of the Funds.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------
UNDERWRITING AGREEMENT

2480 Securities, LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $470, $628, $0, and $268 fees, from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Fund, respectively, during the fiscal year ended March 31, 2005.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Underwriter for expenses related to the distribution and promotion of a Fund's Class A shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of each Fund's average daily net assets attributable to such shares. For the fiscal year ended March 31, 2005, Class A shares of each Fund did not incur any distribution expenses.

The Trust also has a Plan of Distribution (Class C Plan), which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter, dealers and other organizations in an amount not to exceed 0.25% per year of each Fund's average daily net assets attributable to Class C shares for certain account maintenance and service fees. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per year of each Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares. For the fiscal year ended March 31, 2005, Class C shares of each Fund did not incur any expenses under the Class C Plan.

5. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the fiscal year ended March 31, 2005:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      LARGE CAP      SMALL CAP       BALANCED        INTERNATIONAL
                                                                      VALUE FUND     VALUE FUND        FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases of portfolio securities                                    $ 3,295,869   $ 11,752,947    $ 1,788,671       $ 12,635,760
Purchases of U.S. government obligations                                       -              -        502,300                  -
                                                                 ===================================================================

Proceeds from sales and maturities of portfolio securities           $ 4,374,529    $ 13,798,936   $ 4,022,899       $ 11,743,620
Proceeds from sales and maturities of U.S. government obligations              -              -        249,051                  -
----------------------------------------------------------------------==============================================================

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005

6. FOREIGN CURRENT TRANSLATION

With respect to the International Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

7. RISK ASSOCIATED WITH FOREIGN SECURITIES

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The International Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2005

changes in foreign currency exchange rates. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchanges rates at the dates of entry into the contracts and the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains or losses are included in the Fund's Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

As of March 31, 2005, the International Fund had forward foreign currency exchange contracts outstanding as follows:

-----------------------------------------------------------------------------------------------------------------------
            SETTLEMENT                                                                       NET APPRECIATION
               DATE                       TO DELIVER                TO RECEIVE         (DEPRECIATION) IN U.S. DOLLARS
-----------------------------------------------------------------------------------------------------------------------

04/01/05                                          11,246 EUR               14,557 USD                            $ (60)
04/04/05                                           2,286 NZD                1,624 USD                              (14)
04/04/05                                          10,989 GBP               20,664 USD                             (102)
04/05/05                                         108,058 USD           11,535,264 JPY                             (211)
04/15/05                                         274,000 USD              448,209 SGD                           (2,147)
05/13/05                                         331,797 AUD              315,000 CAD                            4,701
05/13/05                                         315,000 CAD              328,218 AUD                           (7,460)
05/13/05                                         346,000 USD              270,308 EUR                            5,697
05/13/05                                          91,000 USD              130,208 NZD                            1,370
05/13/05                                         130,208 NZD               95,551 USD                            3,127
                                                                                      ---------------------------------

Total appreciation on contracts                                                                                $ 4,901
                                                                                      =================================


EUR - Euro Dollar         USD - U.S. Dollar      AUD - Australian Dollar     CAD - Canadian Dollar   NZD - New Zealand Dollar
SGD - Singapore Dollar    JPY - Japanese Yen     GBP - Great British Pound

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of the Dean Family of Funds

We have audited the accompanying statements of assets and liabilities of the Dean Family of Funds comprising Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Fund (collectively referred to as, the "Funds"), including the schedules of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Dean Family of Funds at March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.






                                                                Cincinnati, Ohio
                                                                    May 16, 2005

DEAN FAMILY OF FUNDS
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2005

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the 12-month period ended June 30, 2004, are available, without charge, upon request by calling 1-800-327-3656 or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

A complete schedule of portfolio holdings for the Funds will be filed with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov. In addition, the Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

MANAGEMENT OF THE FUNDS

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 888-899-8343.

----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
NAME AND ADDRESS         AGE  POSITION(S)     TERM OF      PRINCIPAL OCCUPATION(S) DURING THE    NUMBER OF          OTHER
                              HELD WITH THE   OFFICE AND   PAST FIVE YEARS                       PORTFOLIOS IN      DIRECTORSHIPS
                              FUND            LENGTH OF                                          THE COMPLEX        HELD BY THE
                                              TIME SERVED                                        OVERSEEN BY        TRUSTEE
                                                                                                 TRUSTEE
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
INDEPENDENT TRUSTEES
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
Sam B. Gould                  Trustee         Indefinite;  Dean Emeritus of the University of    4                  None.
Dean Family of Funds                          Since 1998   Dayton School of Business
2480 Kettering Tower                                       Administration
Dayton, Ohio 45423-2480
                        62
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
Frank J. Perez                Trustee         Indefinite;  President and Chief Executive         4                  None.
KMCN                                          Since 1997   Officer of Kettering Adventist
3533 Southern Blvd.                                        HealthCare
Kettering, Ohio 45429
                        61
---------------------------- --------------- ------------- ------------------------------------- ------------------ ---------------

                                                                              65

----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
NAME AND ADDRESS         AGE  POSITION(S)     TERM OF      PRINCIPAL OCCUPATION(S) DURING THE    NUMBER OF          OTHER
                              HELD WITH THE   OFFICE AND   PAST FIVE YEARS                       PORTFOLIOS IN      DIRECTORSHIPS
                              FUND            LENGTH OF                                          THE COMPLEX        HELD BY THE
                                              TIME SERVED                                        OVERSEEN BY        TRUSTEE
                                                                                                 TRUSTEE
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
David H. Ponitz               Trustee         Indefinite;  President Emeritus of Sinclair        4                  Dayton
Dean Family of Funds                          Since 1997   Community College and Higher                             Division
2480 Kettering Tower                                       Education Consultant                                     Advisory
Dayton, Ohio 45423-2480                                                                                             Board-Unizan
                        74                                                                                          Bank
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------

Gilbert P. Williamson         Trustee         Indefinite;  Director of Tarantella, Inc.,         4                  None.
825 Michaels Road,                            Since 1997   formerly The Santa Cruise
Tipp City, Ohio 45371                                      Operations, Inc. (a  software
                        68                                 company), Director of The French
                                                           Oil Mill Machinery Company, (a
                                                           manufacturing company of heavy duty
                                                           machinery), and Director of
                                                           Fifth-Third Bank of Western Ohio
                                                           formerly CitFed
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------

                                                                              66

----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
NAME AND ADDRESS         AGE  POSITION(S)     TERM OF      PRINCIPAL OCCUPATION(S) DURING THE    NUMBER OF          OTHER
                              HELD WITH THE   OFFICE AND   PAST FIVE YEARS                       PORTFOLIOS IN      DIRECTORSHIPS
                              FUND            LENGTH OF                                          THE COMPLEX        HELD BY THE
                                              TIME SERVED                                        OVERSEEN BY        TRUSTEE
                                                                                                 TRUSTEE
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
OFFICERS
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
Stephen M. Miller             President       One Year;    President and Chief Operating         N/A                N/A
Dean Investment Associates,                   Since 2000   Officer of Dean Investment
LLC                                                        Associates, formerly C.H. Dean &
2480 Kettering Tower                                       Associates, Inc. (C.H. Dean),
Dayton, Ohio 45423-2480                                    and President of 2480 Securities
                          50                               LLC.  Mr. Miller joined C.H. Dean
                                                           in 1992 and has held various
                                                           positions with C.H. Dean and 2480
                                                           Securities LLC.
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
Debra E. Rindler              Secretary/      One Year;    Vice President, Chief Financial       N/A                N/A
Dean Investment Associates,   Treasurer and   Since 2001   Officer and Director of Finance and
LLC                           Chief                        Administration of Dean Investment
2480 Kettering Tower          Compliance                   Associates and Secretary and
Dayton, Ohio 45423-2480       Officer                      Treasurer of 2480 Securities LLC.
                          40                               Ms. Rindler joined C.H. Dean in
                                                           1993 and has held various positions
                                                           with C.H. Dean.

                                                                              67

----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
NAME AND ADDRESS         AGE  POSITION(S)     TERM OF      PRINCIPAL OCCUPATION(S) DURING THE    NUMBER OF          OTHER
                              HELD WITH THE   OFFICE AND   PAST FIVE YEARS                       PORTFOLIOS IN      DIRECTORSHIPS
                              FUND            LENGTH OF                                          THE COMPLEX        HELD BY THE
                                              TIME SERVED                                        OVERSEEN BY        TRUSTEE
                                                                                                 TRUSTEE
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
Freddie Jacobs, Jr.           Assistant       One Year;    Vice President Fund Administration    N/A                N/A
Unified Fund Services, Inc.   Treasurer       Since 2004   of Unified Fund Services, Inc.
431 North Pennsylvania St.                                 since December 2003.  Prior to
Indianapolis, Indiana 46204                                December 2003, Mr. Jacobs was
                          34                               Assistant Vice President of U.S.
                                                           Bancorp Fund Services, L.L.C.
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------
Heather Barnes                Assistant       One Year;    Fund Administration Supervisor of     N/A                N/A
Unified Fund Services, Inc.   Secretary       Since 2004   Unified Fund Services, Inc. (2004
431 North Pennsylvania St.                                 to present and 1999 to 2001).
Indianapolis, Indiana 46204                                Regional Administrative Assistant
                          29                               of The Standard Register Company
                                                           (2003- to 2004).
----------------------------- --------------- ------------ ------------------------------------- ------------------ ---------------

RENEWAL & APPROVAL OF MANAGEMENT AGREEMENTS

At a meeting of the Trust's Board of Trustees (the Board or the Trustees) held on March 30, 2005 (the Meeting), the Trustees considered the continuance of the advisory agreements with the Adviser with respect to the Funds and the continuance of the sub-advisory agreement with Newton Capital with respect to the Dean International Fund (the International Fund). None of the Trustees is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of any party to the advisory agreements with the Adviser or any party to the sub-advisory agreement with Newton Capital. After considering the factors discussed below and reaching the conclusions set forth below, the Trustees determined that the continuation of each advisory agreement was in the best interests of the relevant Fund and its shareholders and that the continuation of the sub-advisory agreement was in the best interests of the International Fund and its shareholders.

DEAN FAMILY OF FUNDS
OTHER INFORMATION (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

ADVISER'S PORTFOLIO MANAGEMENT. The Trustees evaluated the nature, extent and quality of the portfolio management services provided by the Adviser to Dean Large Cap Value Fund, Dean Small Cap Value Fund and Dean Balanced Fund (each, a Domestic Fund and together, the Domestic Funds), taking into account the information that they had received through meetings with and reports from the Adviser's senior management and portfolio managers over the course of the preceding year as well as the materials provided to the Trustees in connection with the Meeting. Based on the Board's interaction with the Adviser's staff, the Board concluded that the portfolio managers are knowledgeable about and experienced in managing portfolios such as those of the Funds. The Board considered the Adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services to the Funds and determined that these capabilities are satisfactory. The Trustees also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its portfolio management services and found the Adviser's capabilities to offer adequate resources to the Funds. In connection with this review, the Board also considered the performance of the Domestic Funds, which is discussed below.

PERFORMANCE OF DOMESTIC FUNDS. The Trustees reviewed both short-term and long-term investment performance of each of the Domestic Funds. The Board considered the performance of each Domestic Fund (measured by total return) compared to the performance of the applicable benchmark and the performance of funds in the applicable peer groups. These comparisons assisted the Board in evaluating the quality of the portfolio management services provided by the Adviser and the performance of each Domestic Fund. The Trustees noted that, with the exceptions described and discussed below, the performance of each Domestic Fund for the periods indicated below was reasonable in comparison to (1) its benchmark for the one, three and five years ended December 31, 2004 and (2) the applicable peer groups for the one, three and five year periods ended December 31, 2004, and the three and five year periods ended March 15, 2005.

Dean Large Cap Value Fund's three year and five year returns for the period ended December 31, 2004 fell below its benchmark, the Russell 1000 Value Index. In addition, in comparison to the large cap value peer groups, the Fund was ranked in the lower quartile for the three and five year periods ended December 31, 2004 and March 15, 2005. On the other hand, the Fund's performance for the years ended December 31, 2003 and 2004 was consistent with its benchmark and competitive with the funds in its peer groups.

Balanced Fund's performance fell below its benchmark, 60% Russell 1000 Value Index and 40% Lehman Brothers Government Corporate Intermediate Index, for the three and five years ended December 31, 2004, but its performance was in line with its benchmark for the one year period ended December 31, 2004 and exceeded the benchmark for the two year period ended December 31, 2004. Balanced Fund was ranked, in comparison to the balanced peer groups, in or just slightly below the first quartile for the one and five year periods ended December 31, 2004 and March 15, 2005. Although the Balanced Fund's performance for the three year periods ended December 31, 2004 and March 15, 2005 lagged the performance of its benchmark and relative peers, the performance of the Fund for the years ended December 31, 2003 and 2004 was competitive with the performance of funds in its peer group with an upper quartile ranking.

Small Cap Value Fund's performance fell below its benchmark, the Russell 2000 Value Index, for the one, three and five years ended December 31, 2004; however, the Fund had absolute positive double-digit returns for these periods. Small Cap Value Fund was ranked in the lower quartile in comparison to the small cap value peer groups over the one, three and five years ended December 31, 2004 and March 15, 2005; however, the Fund's performance in comparison to one of the peer groups improved in the near-term with a year-to-date March 15, 2005 ranking in the second quartile.

DEAN FAMILY OF FUNDS
OTHER INFORMATION (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

The Trustees considered the performance of the Domestic Funds relative to benchmarks and peer groups during the applicable periods in light of the strategy that the Adviser had implemented to increase the competitiveness of the Domestic Funds. This strategy included certain personnel additions and changes in the portfolio management team of each Domestic Fund, and the inclusion of more risk controls within the investment strategy and process. Based on these factors and the improved risk adjusted performance of the Domestic Funds during the past ten quarters, the Trustees concluded that the Adviser had taken appropriate steps to improve the competitiveness of the performance of each Domestic Fund.

NEWTON CAPITAL'S PORTFOLIO MANAGEMENT. The Board evaluated the nature, extent, and quality of the services provided by Newton Capital to the International Fund. The Trustees took into account the information provided via teleconference by Newton Capital's portfolio managers and administrative personnel at the Meeting and the materials provided to the Trustees in connection with the Meeting, which included information about the experience and education of Newton Capital's personnel. The Board concluded that the portfolio management and administrative personnel of Newton Capital are knowledgeable and experienced in the investment advisory industry and in managing portfolios such as that of the International Fund. The Board considered the scope and quality of the in-house research capability of Newton Capital and other resources dedicated to performing its services and determined its capabilities to offer adequate resources to the International Fund. In connection with this review, the Board also considered the performance of the Fund, which is discussed below.

PERFORMANCE OF INTERNATIONAL FUND. The Trustees reviewed the short- and long-term performance of the International Fund (1, 3 and 5 year performance) as compared to its performance benchmark and to that of other funds with similar investment objectives. The Board noted that the International Fund outperformed its benchmark, the Morgan Stanley EAFE Index, for the one and three years ended December 31, 2004 and slightly underperformed its benchmark for the five year period ended December 31, 2004. The Trustees also noted that the International Fund was ranked in the top quartile for these periods by Morningstar. The Board concluded that the International Fund had superior performance in comparison its peer group for all of these periods.

ADVISER'S OTHER SERVICES. The Trustees evaluated the nature, extent and quality of the other services that the Adviser provides to the Funds, taking into account the information that they had received through meetings with and reports from the Adviser's senior management and administrative personnel over the course of the preceding year as well as the materials provided to the Trustees in connection with the Meeting. Based on the Board's interaction with the Adviser's staff, the Board concluded that senior management is knowledgeable about and experienced in the investment advisory industry. The Trustees determined that the quality of the administrative and other services performed by the Adviser, including the Adviser's role in coordinating the activities of the Trust's other service providers, is adequate to ensure compliance with securities laws and regulations and satisfactory operations of the Trust.

OTHER BENEFITS TO THE ADVISER. The Board considered the Adviser's profits (before allocation of any fixed costs) with respect to the management and operation of the Trust and concluded that any profits are minimal. They also considered that the Adviser and other businesses in the Dean organization, including the Trust's principal underwriter, realized little if any benefit from non-fund businesses that could benefit from or were related to the Trust's business since such benefits were limited to minimal net underwriting and distribution fees paid to the Underwriter and some additional but indeterminable level of name recognition for the Dean organization. The Board also recognized that the Adviser received minimal benefit from the limited soft-dollar arrangements of the Trust.

DEAN FAMILY OF FUNDS
OTHER INFORMATION (CONTINUED)
MARCH 31, 2005
--------------------------------------------------------------------------------

FUND EXPENSES AND ECONOMIES OF SCALE. The Board considered the expense ratios of the Funds in comparison to other funds categorized similarly by Morningstar. They reviewed the median, mean, and range of expense ratios of such other funds at comparable asset levels and concluded that, although the expense ratios for each of the Funds is above the mean and median of similar funds with assets below $25 million, the expense ratios for each of the Funds is in the middle of the range for the same population. The Board therefore concluded that the expense ratios, as capped in the expense limitation agreement with the Adviser, are satisfactory. The Board concluded that there have not been, and there is little potential for the realization of, economies of scale with respect to the management of any Fund due to the current level of net assets in each of the Funds. Because none of the Funds has achieved economies of scale, the Trustees did not consider whether fee levels reflect economies of scale.

OTHER MATTERS RELATED TO THE ADVISORY AGREEMENTS. The Board took into account the time and attention devoted by senior management to the Trust and portfolio management issues and other accounts managed by the Adviser and found the allocation to be appropriate. The Board also considered the services rendered to the Adviser's separately managed account clients in comparison to the services rendered to the Trust and determined that the allocation of services was also appropriate. The Board recognized that, although fees charged by the Adviser to its other institutional clients may be lower than the fees charged to the Funds, the fees charged by the Adviser to other institutional clients are comparable to the fees charged to each Fund when evaluated net of expense waiver and reimbursement. In addition, the Board concluded that the management fee charged to each Fund was reasonable in comparison to that charged to the Adviser's other institutional accounts because (1) the Adviser provides administrative services to the Trust that it does not provide to its other institutional clients and (2) the Adviser incurs additional costs and risks in connection with acting as the investment adviser to the Funds due to the regulated nature of the mutual fund industry.

OTHER MATTERS RELATED TO THE SUB-ADVISORY AGREEMENT. The Trustees recognized that the Adviser, not the International Fund, pays the fees under the sub-advisory agreement and that the sub-advisory fees were determined through arms-length negotiation. The Board also considered the possible benefits to Newton Capital from non-fund businesses that may benefit from or be related to the International Fund's business and concluded that they were most likely insignificant. The Board considered the potential conflicts of interest that may arise in the use of the following affiliates of Newton Capital (Newton Affiliates) as service providers and investment vehicles for the International
Fund: Boston Safe and Trust as the International Fund's sub-custodian; Mellon Bank as a broker/dealer for the International Fund's foreign currency transactions; and Dreyfus money market funds as cash management vehicles. The scope of these relationships was considered by the Board and the Board deemed the benefits of these relationships to be insignificant to Newton Capital and each of the Newton Affiliates due to the relatively small size of the International Fund and the corresponding limited nature of the International Fund's transactions with each of the Newton Affiliates in relation to its overall business

DEAN FAMILY OF FUNDS                            DEAN INVESTMENT ASSOCIATES
2480 Kettering Tower                            --------------------------------
Dayton, Ohio 45423                                          DEAN FAMILY OF FUNDS

BOARD OF TRUSTEES
Dr. Sam B. Gould                                      LARGE CAP VALUE FUND
Frank J. Perez
Dr. David H. Ponitz                                   SMALL CAP VALUE FUND
Gilbert P. Williamson
                                                         BALANCED FUND
INVESTMENT ADVISOR
DEAN INVESTMENT ASSOCIATES LLC                         INTERNATIONAL FUND
2480 Kettering Tower
Dayton, Ohio 45423

UNDERWRITER
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

TRANSFER AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343

TABLE OF CONTENTS
------------------------------------
Portfolios of Investments:
        Large Cap Value Fund.......2
        Small Cap Value Fund.......4
        Balanced Fund..............6
        International Fund.........8                      ANNUAL REPORT
Financial Statements..............19
Notes to Financial Statements.....53
Other Information.................65                     MARCH 31, 2005
------------------------------------





This report is not authorized for
distribution to prospective
shareholders of The Dean Family
of Funds unless preceded or
accompanied by an effective
prospectus.

Item 2.  Code of Ethics.

     (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

         (1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         (2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
         (3)      Compliance with applicable governmental laws, rules, and regulations;
         (4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
         (5)      Accountability for adherence to the code.

(c)      Amendments:

          During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers:

     During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Not Applicable

     (f) The Dean  Family of Funds Code of Ethics for  Principal  Executive  and
Financial Officers was filed as an exhibit to registrant's Form N-CSR for the reporting period ended March 31, 2004, and is hereby incorporated by reference.

Item 3.  Audit Committee Financial Expert.

     (a) The Audit Committee (the "Audit  Committee") of  registrant's  Board of
Trustees (the "Board") does not have a financial expert, as such term is defined in Item 3(b) of Form N-CSR. The Board determined at the March 31, 2004 Board meeting that, although as a group the members of the Audit Committee possess the attributes that an audit committee financial expert must possess pursuant to the such definition, no one Audit Committee member has the requisite experience. The
Board also determined that, as a group, the members of the Audit Committee are able to perform the tasks assigned to the Audit Committee and that the Board would consider adding an audit committee financial expert to the Audit Committee if future developments warrant such action.

Item 4.  Principal Accountant Fees and Services.

(a)      Audit Fees

         FY 2005           $ 48,000
         FY 2004           $ 45,000

(b)      Audit-Related Fees

                          Registrant                Adviser

         FY 2005           $ 0                       $ 0
         FY 2004           $ 0                       $ 0


(c)      Tax Fees

                           Registrant                Adviser

         FY 2005           $ 12,910                  $ 0
         FY 2004           $ 0                       $ 0
         Nature of the fees:     Review of excise tax distributions and returns

(d)      All Other Fees

                           Registrant                Adviser

         FY 2005           $ 0                       $ 0
         FY 2004           $ 0                       $ 0


(e)      (1)      Audit Committee's Pre-Approval Policies

     Before an  accountant  is  engaged  by the  registrant  to render  audit or
non-audit  services,  the  engagement  is approved by the Audit  Committee.   In
addition,  the Audit  Committee has recognized  that, after the Board selects an accountant to serve as the  registrant's  independent  public  accountant  under
Section  32 of the  Investment  Company  Act of 1940 and the  rules  promulgated thereunder,  situations  might  arise  during  the year that  could  require the accountant to provide  accounting or tax  consultation on short notice and that, despite  management's  best efforts to obtain prior  approval of the  engagement of the  accountant  to  provide  such  services,  it might not be  possible  for the Audit  Committee  to meet in a timely  fashion  to approve  the  engagement.
Accordingly,  the Audit Committee  pre-approved the engagement of the accountant previously  selected  by  the  Board  as  the  registrant's  independent  public accountant to provide such  additional  services to the registrant if management determines that it is appropriate  for the accountant to provide such additional services,  the fees for such  services do not exceed  $10,000,  and  information about  the  additional  services  and  related  fees is  provided  to  the Audit
Committee at its next regularly scheduled meeting.

         (2)      Percentages of Services Approved by the Audit Committee

     The following table sets forth the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit
Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-10 of Regulation S-X pursuant to which the pre-approval requirement is waived if certain conditions are met including approval prior to the completion of the audit.

                                            Registrant        Adviser

                  Audit-Related Fees:       0  %              0  %
                  Tax Fees:                 0  %              0  %
                  All Other Fees:           0  %              0  %

     (f) During audit of registrant's financial statements for the most recent fiscal year, less than 50% of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           Registrant       Adviser           Other            Aggregate Fees

         FY 2005           $ 12,910(1)      $20,700  (2)      $ 7,050(3)        $ 40,660
         FY 2004           $ 0              $24,700  (2)      $ 0               $ 24,700


Nature of the fees: (1) Review of excise tax distributions and returns; (2) AIMR verification; and (3) tax compliance work for 2480 Securities LLC.

(h) The Audit Committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Companies.

         Not Applicable

Item 6.  Schedule of Investments.

         Schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.

     During the period covered by this report, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, have concluded that registrant's disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The Dean Family of Funds Code of Ethics for Principal Executive and Financial Officers was filed as an exhibit to registrant's Form N-CSR for the reporting period ended March 31, 2004, and is hereby incorporated by reference.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act are filed herewith.

(a)(3) Not Applicable

(b) Certification required by Rule 30a-2(b) under the Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Dean Family of Funds

By      /s/ Stephen M. Miller

         Stephen M. Miller, President

Date  June 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By       /s/ Stephen M. Miller

         Stephen M. Miller, President and Principal Executive Officer

Date     June 6, 2005

By       /s/ Debra E. Rindler

         Debra E. Rindler, Secretary, Treasurer, Chief Compliance Officer and Principal Financial Officer

Date     June 6, 2005